DEVELOPERS
DIVERSIFIED
REALTY ®
Quarterly Financial Supplement
For the year ended
December 31, 2007
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2006.

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
TABLE OF CONTENTS

Section	Tab
Earnings Release & Financial Statements	1.0

Financial Summary	2.0
• Financial Highlights	2.1
• Market Capitalization and Financial Ratios	2.2
• Market Capitalization Summary	2.3
• Significant Accounting Policies	2.4
• Other Real Estate Information	2.5
• Reconciliation of Non-GAAP Financial Measures	2.6

Joint Venture Financial Summary	3.0
• Joint Venture Investment Summary	3.1
• Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
• Capital Transactions	4.1
• Acquisitions	4.2
• Dispositions	4.3
• Development Projects	4.4
• Development Delivery and Funding Schedule	4.5
• Expansion and Redevelopment Projects	4.6

Portfolio Summary	5.0

Debt Summary	6.0
• Consolidated Debt	6.1
• Joint Venture Debt	6.2
• Consolidated and Joint Venture Debt Payment and Maturities	6.3

Investor Contact Information	7.0

Property List available online at www.ddr.com under Investor Relations

DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Contact:	Scott A. Wolstein	Michelle M. Dawson
	Chairman and	Vice President of Investor Relations
	Chief Executive Officer	216-755-5500
	216-755-5500	mdawson@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS AN INCREASE OF 11.1%
IN FFO PER DILUTED SHARE FOR THE YEAR ENDED DECEMBER 31, 2007
CLEVELAND, OHIO, February 12, 2008 - Developers Diversified Realty Corporation (NYSE: DDR), the nation’s leading owner, manager and developer of market-dominant shopping centers, today reported operating results for the fourth quarter and year ended December 31, 2007.
•	Funds From Operations (“FFO”) per diluted share increased 11.1% to $3.79 and net income per diluted share increased 2.2% to $1.85 for the year ended December 31, 2007, as compared to the prior year. Excluding transactional activity relating to gains on sales of real estate, joint venture promoted income and other income aggregating $93.0 million and $81.1 million in 2007 and 2006, respectively. FFO per diluted share, as adjusted, increased over 13% as compared to the prior year.

•	FFO per diluted share was unchanged at $0.82 and net income per diluted share decreased 38.6% to $0.27 for the three-month period ended December 31, 2007, as compared to the prior year comparable period. Excluding transactional activity relating to gains on sales of real estate, joint venture promoted income and other income aggregating $6.1 million and $14.3 million for the three-month periods ended December 31, 2007 and 2006, respectively. FFO per diluted share, as adjusted, increased approximately 12% in 2007 as compared to the prior year comparable period.

•	Executed leases during the fourth quarter totaled approximately 2.2 million square feet, including 138 new leases and 265 renewals.

•	On a cash basis, base rental rates increased 32.5% on new leases, 6.3% on renewals and 10.5% overall.

•	Core portfolio leased percentage at December 31, 2007 was 96.0%.

•	Same store net operating income (“NOI”) for the quarter increased 2.5% and for the year increased 2.4% over the prior-year comparable period.
Scott Wolstein, Developers Diversified’s Chairman and Chief Executive Officer, stated, “We are pleased to announce this quarter’s financial results, which reflect the strong performance of our portfolio and the ongoing health of our asset class. We have experienced various economic cycles in the past and have demonstrated the consistency and stability of our operating revenues. From a balance sheet perspective, we believe that we are appropriately positioned to maximize our cash flows and financial flexibility.”
Mr. Wolstein continued, “Although we are highly focused on the current uncertainty in the capital markets and economy, we are encouraged by the simple facts that consumers are still shopping, tenants are still opening new locations, and private capital is still investing in retail real estate. While we have consistently managed our balance sheet in a conservative fashion with appropriate amounts of equity and long-term debt, we also continually refine our investment and capital market strategies in anticipation of changes in capital market conditions.”
Financial Results:
Net income applicable to common shareholders was $32.2 million, or $0.27 per share (diluted and basic), for the three-month period ended December 31, 2007, as compared to $48.2 million, or $0.44 per share (diluted and basic), for the prior-year comparable period. The decrease in net income for the three-month period ended December 31, 2007, is primarily related to a $14.7 million reduction in gains on sales of real estate in 2007 as compared to 2006 and a decrease in lease termination fees of $5.5 million, offset by increases in same store net operating income and operating results from the merger with Inland Retail Real Estate Trust, Inc. (“IRRETI”).
For the three-month periods ended December 31, 2007 and 2006, FFO per share was $0.82 (diluted and basic). FFO applicable to common shareholders was $100.0 million for the three-month period ended December 31, 2007, as compared to $90.1 million for the three-month period ended December 31, 2006, an increase of 11.0%. The increase in FFO for the three-month period ended December 31, 2007, is primarily due to an increase in joint venture FFO and increases in same store net operating income and operating results from the merger with IRRETI, partially offset by a reduction in gains on sale of real estate and lease termination income.
Net income applicable to common shareholders was $225.1 million, or $1.85 per share (diluted) and $1.86 per share (basic), for the year ended December 31, 2007, as compared to $198.1 million, or $1.81 per share (diluted) and $1.82 per share (basic), for the previous year. The increase in net income for the year ended December 31, 2007, is primarily related to the merger with IRRETI, the release of certain valuation reserves, income earned from recently formed joint ventures and promoted income related to the sale of assets from joint ventures. These increases were partially offset by a non-cash charge relating to the redemption of preferred shares, certain merger integration costs and a charge relating to the departure of the Company’s former president.
For the year ended December 31, 2007, FFO per share was $3.79 (diluted) and $3.80 (basic) as compared to $3.41 (diluted) and $3.43 (basic) for the previous year, an increase of 11.1% on a diluted basis. FFO applicable to common shareholders was $465.0 million for the year ended December 31, 2007, as compared to $377.8 million for the year ended December 31, 2006, an increase of 23.1%.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, (iii) sales of securities, (iv) extraordinary items, (v) cumulative effect of changes in accounting standards and (vi) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:
The following results from the fourth quarter ended December 31, 2007, highlight continued strong leasing activity throughout the portfolio:
•	Executed 138 new leases aggregating 0.8 million square feet and 265 renewals aggregating 1.4 million square feet.

•	On a cash basis, rental rates on new leases increased 32.5% and rental rates on renewals increased 6.3%. Overall, rental rates for new leases and renewals increased 10.5%.

•	Total portfolio average annualized base rent per occupied square foot, excluding Brazil, as of December 31, 2007 was $12.33, as compared to $11.74 at December 31, 2006.

•	Core portfolio leased rate was 96.0% as of December 31, 2007 as compared to 96.2% at December 31, 2006.
The Company and its joint ventures (at 100%) estimate total annual recurring leasing capital expenditures to be approximately $25 million ($0.21 per square foot of owned GLA) in 2008.
Acquisitions:
In November 2007, through a 50% joint venture interest, the Company acquired a 207,000 square foot shopping center in San Antonio, Texas for approximately $16.9 million, of which $12.8 million was funded through the use of a construction loan. This center is consolidated in the results of the Company. Through its joint venture, the Company intends to redevelop the shopping center.
Common Share Repurchase Program:
During the second quarter of 2007, the Company’s Board of Directors authorized a common share repurchase program. Under the terms of the program, the Company may purchase up to a maximum value of $500 million of its common shares during the next two years. Through February 11, 2008, the Company repurchased 5.6 million of its common shares in open market transactions at an aggregate cost of approximately $261.9 million, which reflects a weighted-average price per share of $46.66.
Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated shopping center projects under construction:

			Estimated
		Expected	Initial
	Owned	Net Cost	Anchor
Location	GLA	($Millions)	Opening *	Description
Ukiah (Mendocino), ** California	409,900	$101.4	1H 10	Community Center
Miami (Homestead), Florida	275,839	74.9	2H 08	Community Center
Miami, Florida	400,685	142.6	2H 06	Mixed Use
Tampa (Brandon), Florida	241,700	55.5	2H 09	Community Center
Tampa (Wesley Chapel), Florida	73,360	13.7	2H 09	Community Center
Boise (Nampa), Idaho	450,855	123.1	2H 07	Community Center
Boston, Massachusetts (Seabrook, New Hampshire)	210,180	50.1	2H 09	Community Center
Elmira (Horseheads), New York	350,987	53.0	1H 07	Community Center
Raleigh (Apex), North Carolina (Promenade)	81,780	17.9	2H 09	Community Center
Raleigh (Apex), North Carolina (Beaver Creek Crossing, Phase II)	162,270	50.8	2H 10	Community Center
Austin (Kyle), Texas **	325,005	60.0	2H 09	Community Center

Total	2,982,561	$743.0

*	1H = First Half, 2H = Second Half

**	Consolidated 50% Joint Venture
At December 31, 2007, $411.3 million of costs were incurred in relation to the Company’s twelve development projects under construction.
In addition to these developments, the Company has identified several additional development opportunities reflecting an aggregate estimated cost of over $1 billion. While there are no assurances any of these projects will move forward, they provide a source of potential development projects over the next several years. As of December 31, 2007, the projected unleveraged GAAP return on the Company’s aggregate development and redevelopment pipeline is approximately 10%.
Unconsolidated Joint Venture Development:
The Company’s joint ventures have the following shopping center projects under construction. At December 31, 2007, $236.0 million of costs had been incurred in relation to these development projects.

	DDR’s			Estimated
	Effective		Expected	Initial
	Ownership	Owned	Net Cost	Anchor
Location	Percentage	GLA	($Millions)	Opening*	Description
Kansas City (Merriam), Kansas	20.0%	202,116	$46.8	2H 08	Community Center
Detroit (Bloomfield Hills), Michigan	10.0%	882,197	192.5	2H 09	Lifestyle Center
Dallas (Allen), Texas	10.0%	797,665	171.2	1H 08	Lifestyle Center
Manaus, Brazil	47.2%	477,630	82.6	1H 09	Enclosed Mall

Total		2,359,608	$493.1

*	1H = First Half, 2H = Second Half

Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following shopping centers at a projected aggregate net cost of approximately $152.5 million. At December 31, 2007, approximately $89 million of costs had been incurred in relation to these projects.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior anchors
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Olean, New York	Wal-Mart expansion and tenant relocation
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Akron (Stow), Ohio	Redevelop former K-Mart space and develop new outparcels
Dayton (Huber Heights), Ohio	Construct 45,000 sf junior anchor
Unconsolidated Joint Venture Redevelopments and Expansions:
The Company’s joint ventures are currently expanding/redeveloping the following shopping centers at a projected net cost of $461.6 million, which includes certain initial acquisition costs. At December 31, 2007, approximately $391.2 million of costs had been incurred in relation to these projects. The following is a summary of these joint venture redevelopment and expansion projects:

	DDR’s
	Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20.0%	Large-scale redevelopment of enclosed mall to open-air format
Los Angeles Lancaster), California	21.0%	Relocate Wal-Mart and redevelop former Wal-Mart space
Chicago (Deer Park), Illinois	25.75%	Retenant former retail shop space with junior anchor and construct 13,500 sf multi-tenant outparcel building
Benton Harbor, Michigan	20.0%	Construct 89,000 sf of anchor space and retail shops
Kansas City, Missouri	20.0%	Relocate retail shops and retenant former retail shop space
Cincinnati, Ohio	18.0%	Redevelop former JCPenney space
Financing:
In December 2007, the Company amended its revolving credit facilities to increase its borrowing capacity by $65 million to $1.325 billion, to permit borrowings in Canadian dollars and to amend certain covenants in a manner that provides greater financial flexibility. Borrowings under this facility are at LIBOR plus 60 basis points.
The Company also amended its term loan agreement with Key Bank to increase the aggregate commitment amount from $550 million to $800 million, to provide additional collateral to support the increased commitment, to amend certain covenants in a manner that provides greater financial flexibility and to admit certain banks as lenders. Borrowings under this facility are LIBOR plus 70 basis points.
In December 2007, the Company’s joint venture that holds the assets formerly occupied by Service Merchandise exercised a one-year extension on its existing loan to January 2009. All terms of the loan remain the same and include two additional one-year extension options.

The Company also obtained $60 million of tax-exempt financing for its Gulfport, Mississippi development project. The proceeds associated with this financing are included in restricted cash.
Developers Diversified currently owns and manages over 740 retail operating and development properties in 45 states, plus Puerto Rico, Brazil, Russia and Canada, totaling approximately 163 million square feet. Developers Diversified Realty is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Michelle M. Dawson, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant, constructing properties or expansions that produce a desired yield on investment or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form 10-K as of December 31, 2006.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2007	2006	2007	2006
Revenues:
Minimum rents (A)	$160,450	$133,125	$644,286	$530,510
Percentage and overage rents (A)	5,130	5,548	10,694	10,794
Recoveries from tenants	51,967	44,203	205,664	169,313
Ancillary and other property income	5,551	6,085	19,642	19,556
Management, development and other fee income	15,934	8,973	50,840	30,294
Other (B)	161	5,631	13,725	14,857

	239,193	203,565	944,851	775,324

Expenses:
Operating and maintenance	37,982	29,280	133,334	107,208
Real estate taxes	26,114	23,456	108,977	89,895
General and administrative (C)	20,940	14,873	81,244	60,679
Depreciation and amortization	55,957	46,867	219,101	182,007

	140,993	114,476	542,656	439,789

Other income (expense):
Interest income	1,057	1,510	8,808	9,053
Interest expense	(64,680)	(54,227)	(261,318)	(208,512)
Other expense (D)	(2,344)	(910)	(3,019)	(446)

	(65,967)	(53,627)	(255,529)	(199,905)

Income before equity in net income of joint ventures, minority equity interests, income tax benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate	32,233	35,462	146,666	135,630
Equity in net income of joint ventures (E)	9,343	7,381	43,229	30,337
Minority equity interests (F)	(2,094)	(1,949)	(17,783)	(8,453)
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes (G)	(645)	(193)	14,642	2,497

Income from continuing operations	38,837	40,701	186,754	160,011
(Loss) income from discontinued operations (H)	(1,183)	10,389	20,442	21,230

Income before gain on disposition of real estate	37,654	51,090	207,196	181,241
Gain on disposition of real estate, net of tax	5,137	10,899	68,851	72,023

Net income	$42,791	$61,989	$276,047	$253,264

Net income, applicable to common shareholders	$32,224	$48,197	$225,113	$198,095

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$32,224	$48,197	$225,113	$198,095
Depreciation and amortization of real estate investments	53,577	47,377	214,396	185,449
Equity in net income of joint ventures (E)	(9,343)	(7,381)	(43,229)	(30,337)
Joint ventures’ FFO (E)	21,949	11,510	84,423	44,473
Minority equity interests (OP Units) (F)	569	515	2,275	2,116
Loss (gain) on disposition of depreciable real estate	1,057	(10,118)	(17,956)	(21,987)

FFO applicable to common shareholders	100,033	90,100	465,022	377,809
Preferred dividends	10,567	13,792	50,934	55,169

FFO	$110,600	$103,892	$515,956	$432,978

Per share data:
Earnings per common share
Basic	$0.27	$0.44	$1.86	$1.82

Diluted	$0.27	$0.44	$1.85	$1.81

Dividends Declared	$0.66	$0.59	$2.64	$2.36

Funds From Operations — Basic (I)	$0.82	$0.82	$3.80	$3.43

Funds From Operations — Diluted (I)	$0.82	$0.82	$3.79	$3.41

Basic — average shares outstanding (I)	120,786	108,638	120,879	109,002

Diluted — average shares outstanding (I)	121,103	109,308	121,497	109,613

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Increases in base and percentage rental revenues for the year ended December 31, 2007, as compared to 2006, aggregated $117.3 million consisting of $7.0 million related to leasing of core portfolio properties (an increase of 1.5% from 2006), $113.0 million from the acquisition of assets and the merger with IRRETI, $7.3 million related to developments and redevelopments and $1.6 million from an increase in occupancy at the business centers. These amounts were offset by a decrease of $11.6 million due to the disposition of properties in 2006 and 2007. Included in the rental revenues for years ended December 31, 2007 and 2006, is approximately $12.1 million and $16.0 million, respectively, of revenue resulting from the recognition of straight-line rents.
(B)	Other income for the three-month periods and years ended December 31, 2007 and 2006 was comprised of the following (in millions):

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2007	2006	2007	2006
Acquisition fees	$0.1	$—	$6.4	$—
Lease termination fees	0.1	5.6	5.0	14.0
Financings fees	—	—	1.5	0.4
Other miscellaneous	—	—	0.8	0.5

	$0.2	$5.6	$13.7	$14.9

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the years ended December 31, 2007 and 2006, general and administrative expenses were approximately 4.5% and 4.8%, respectively, of total revenues, including joint venture revenues. For the year ended December 31, 2007, the Company recorded a charge of approximately $4.1 million to general and administrative expense in connection with the former president’s departure as an executive officer. Excluding this charge, general and administrative expenses were 4.3% of total revenues for the year ended December 31, 2007. In addition, the Company incurred certain one time integration costs in connection with the IRRETI acquisition that aggregated approximately $2.8 million for the year ended December 31, 2007.
(D)	Other income/expense primarily relates to abandoned acquisition and development project costs, litigation costs, formation costs primarily associated with the Company’s joint venture with ECE and other non-recurring income and expenses. In 2006, the Company received proceeds of approximately $1.3 million from a litigation settlement.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(E)	The following is a summary of the combined operating results of the Company’s joint ventures:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2007	2006	2007	2006
Revenues from operations (a)	$237,654	$122,360	$812,630	$429,190

Operating expense	84,547	44,807	272,277	145,893
Depreciation and amortization of real estate investments	57,825	22,181	193,032	81,262
Interest expense	79,543	35,213	269,405	129,000

	221,915	102,201	734,714	356,155

Income from operations before tax expense, gain on disposition of real estate and discontinued operations	15,739	20,159	77,916	73,035
Income tax benefit (expense)	2,664	(1,176)	(4,839)	(1,176)
Gain on disposition of real estate	1,399	161	94,386	398
Income (loss) from discontinued operations, net of tax	75	(780)	(784)	24
(Loss) gain on disposition of discontinued operations, net of tax	(12)	433	2,516	20,343

Net income	$19,865	$18,797	$169,195	$92,624

DDR ownership interests (b)	$10,017	$6,171	$44,537	$28,530

FFO from joint ventures are summarized as follows:
Net income	$19,865	$18,797	$169,195	$92,624
Loss (gain) on disposition of real estate, including discontinued operations	228	(576)	(91,111)	(22,013)
Depreciation and amortization of real estate investments	57,919	22,507	193,437	83,017

	$78,012	$40,728	$271,521	$153,628

DDR ownership interests (b)	$21,949	$11,510	$84,423	$44,473

DDR joint venture distributions received, net (c)	$17,323	$25,240	$97,104	$74,090

(a)	Revenues for the three-month periods ended December 31, 2007 and 2006 included approximately $2.7 million and $1.3 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share is $0.4 million and $0.2 million, respectively. Revenues for the years ended December 31, 2007 and 2006 included approximately $9.3 million and $5.1 million, respectively, resulting from the recognition of straight-line rents of which the Company’s proportionate share is $1.4 million and $0.9 million, respectively.

(b)	The Company’s share of joint venture net income decreased by $0.6 million and increased by $1.2 million for the three-month periods ended December 31, 2007 and 2006, respectively. The Company’s share of joint venture net income decreased by $1.2 million and increased by $1.6 million for the years ended December 31, 2007 and 2006, respectively. These adjustments reflect basis differences impacting amortization and depreciation and gain on dispositions. During the year ended December 31, 2007, the Company received $14.3 million of promoted income, of which $13.6 million related to the sale of assets from the DDR Markaz Joint Venture which is included in the Company’s proportionate share of net income and FFO.

At December 31, 2007 and 2006, the Company owned joint venture interests, excluding consolidated joint ventures, in 274 and 117 shopping center properties, respectively. In addition, at December 31, 2007 and 2006, the Company owned 44 and 50 shopping center sites formerly owned by Service Merchandise, respectively, through its 20% owned joint venture with Coventry II.

(c)	Distributions may include funds received from asset sales and refinancings in addition to ongoing operating distributions.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(F)	Minority equity interests are comprised of the following:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2007	2006	2007	2006
Minority interests	$1,525	$1,434	$5,818	$6,337
Operating partnership units	569	515	2,275	2,116
Preferred operating partnership units	—	—	9,690	—

	$2,094	$1,949	$17,783	$8,453

The preferred operating partnership units were redeemed in June 2007.

(G)	During the first quarter of 2007, the Company released to income approximately $15.0 million of previously established valuation allowances against certain deferred tax assets as management had determined, due to several factors, that it is more likely than not that the deferred tax asset will be realized. The release was primarily due to the Company’s increased use of its taxable REIT subsidiaries relating to its merchant building program.

(H)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Period		Year Ended
	Ended December 31,		December 31,
	2007	2006	2007	2006
Revenues	$116	$12,006	$28,839	$49,402

Expenses:
Operating	79	3,588	8,206	13,407
Interest, net	38	3,216	7,176	14,295
Depreciation	118	2,695	5,274	11,521

Total expenses	235	9,499	20,656	39,223

(Loss) income before (loss) gain on disposition of real estate	(119)	2,507	8,183	10,179
(Loss) gain on disposition of real estate	(1,064)	7,882	12,259	11,051

Net (loss) income	$(1,183)	$10,389	$20,442	$21,230

(I)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion of approximately 0.9 million Operating Partnership Units (OP Units) outstanding at December 31, 2007 and 2006, into 0.9 million common shares of the Company for both of the three-month periods ended December 31, 2007 and 2006, and 0.9 million and 1.0 million for the years ended December 31, 2007 and 2006, respectively, on the weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO, were approximately 122.5 million and 110.4 million for the three-month periods ended December 31, 2007 and 2006, respectively, and 122.7 and 110.8 million for the years ended December 31, 2007 and 2006, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data:

	December 31,	December 31,
	2007(A)	2006(A)
Assets:
Real estate and rental property:
Land	$2,142,942	$1,768,702
Buildings	5,933,890	5,023,665
Fixtures and tenant improvements	237,117	196,275

	8,313,949	6,988,642
Less: Accumulated depreciation	(1,024,048)	(861,266)

	7,289,901	6,127,376
Construction in progress	664,926	453,493
Assets held for sale	5,796	5,324

Real estate, net	7,960,623	6,586,193
Investments in and advances to joint ventures	638,111	291,685
Cash	49,547	28,378
Restricted cash	58,958	—
Notes receivable	18,557	18,161
Receivables, including straight-line rent, net	199,354	152,161
Other assets, net	164,666	103,175

	$9,089,816	$7,179,753

Liabilities:
Indebtedness:
Revolving credit facilities	$709,459	$297,500
Unsecured debt	2,622,219	2,218,020
Mortgage and other secured debt	2,259,336	1,733,292

	5,591,014	4,248,812
Dividends payable	85,851	71,269
Other liabilities	285,245	241,556

	5,962,110	4,561,637
Minority interests	128,881	121,933
Shareholders’ equity	2,998,825	2,496,183

	$9,089,816	$7,179,753

(A)	Amounts include the consolidation of Mervyns, a 50% owned joint venture, which includes $405.8 million of real estate assets at December 31, 2007 and 2006, $258.5 million of mortgage debt at December 31, 2007 and 2006, and $74.6 million and $77.6 million of minority interest at December 31, 2007 and 2006, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	December 31,	December 31,
	2007	2006
Land	$2,384,069	$933,916
Buildings	6,253,167	2,788,863
Fixtures and tenant improvements	101,115	59,166

	8,738,351	3,781,945
Less: Accumulated depreciation	(412,806)	(247,012)

	8,325,545	3,534,933
Construction in progress	207,387	157,762

Real estate, net	8,532,932	3,692,695
Receivables, including straight-line rent, net	124,540	75,024
Leasehold interests	13,927	15,195
Other assets	365,925	132,984

	$9,037,324	$3,915,898

Mortgage debt (a)	$5,551,839	$2,495,080
Notes and accrued interest payable to DDR	8,492	4,960
Other liabilities	201,083	94,648

	5,761,414	2,594,688
Accumulated equity	3,275,910	1,321,210

	$9,037,324	$3,915,898

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,034.1 million and $525.6 million at December 31, 2007 and 2006, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Year Ended December 31,
	2007	2006	2005	2004	2003
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$225,113 (6)	$198,095	$227,474	$219,056	$189,056 (6)
Depreciation and Amortization of Real Estate Investments	$214,396	$185,449	$169,117	$130,537	$93,173
Equity in Net Income From Joint Ventures	$(43,229)	$(30,337)	$(34,873)	$(40,896)	$(52,917)
Joint Venture Funds From Operations	$84,423	$44,473	$49,302	$46,209	$47,942
Operating Partnership Minority Interest Expense	$2,275	$2,116	$2,916	$2,607	$1,770
Cumulative Effect of Adoption of a New Accounting Standard	$0	$0	$0	$3,001	$0
Gain on Sales of Real Estate	$(17,956)	$(21,987)	$(58,834)	$(68,179)	$(67,352)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$465,021	$377,809	$355,102	$292,335	$211,672
PREFERRED DIVIDENDS	$50,934 (6)	$55,169	$55,169	$50,706	$51,204 (6)

FUNDS FROM OPERATIONS	$515,956	$432,978	$410,271	$343,041	$262,877

PER SHARE INFORMATION:
Funds From Operations — Diluted	$3.79	$3.41	$3.21	$2.95	$2.51
Net Income — Diluted	$1.85	$1.81	$2.08	$2.24	$2.27
Cash Dividends	$2.64	$2.36	$2.16	$1.94	$1.69

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	122,716	110,826	110,700	99,147	84,319

TOTAL MARKET CAPITALIZATION (1)	$10,755,742	$11,869,415	$9,781,900	$8,276,943	$5,551,748
DEBT TO TOTAL MARKET CAPITALIZATION (1)	51.98%	35.80%	39.77%	32.82%	37.42%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	56.92%	54.36%	52.67%	45.37%	48.53%
DIVIDEND PAYOUT RATIO (1)	69.55%	68.84%	66.98%	67.28%	66.03%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.53% (7)	4.80%	4.55%	4.94%	5.35%

GENERAL AND ADMINISTRATIVE EXPENSES	$81,244 (7)	$60,679	$54,048	$47,126	$40,820

REVENUES:
DDR Revenues	$973,690	$824,725	$748,571	$605,246	$478,696
Joint Venture Revenues	$818,029	$438,885	$438,103	$348,740	$284,158

TOTAL REVENUES (3)	$1,791,719	$1,263,610	$1,186,675	$953,987	$762,853

NET OPERATING INCOME:
DDR Net Operating Income	$723,196	$615,007	$555,291	$453,501	$356,348
Joint Venture Net Operating Income	$544,732	$288,699	$280,617	$228,358	$184,927

TOTAL NET OPERATING INCOME (4)	$1,267,928	$903,706	$835,907	$681,859	$541,274

REAL ESTATE AT COST:
DDR Real Estate at Cost	$8,984,738	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Joint Venture Real Estate at Cost	$8,945,738	$3,939,707	$3,470,112	$3,165,335	$2,275,216

TOTAL REAL ESTATE AT COST (5)	$17,930,476	$11,390,400	$10,499,449	$8,768,759	$6,160,127

(1)	See Market Capitalization and Financial Ratio section for detail calculation. (2) The calculation includes joint venture revenues.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes construction in progress (CIP) at December 31, 2007 of $872.3 million (includes $207.4 million of CIP included in joint ventures, of which $41.2 million represents the Company’s proportionate share), and at December 31, 2006, 2005, 2004, 2003, CIP aggregated $611.2 million, $386.2 million, $271.0 million and $290.7 million, respectively.

(6)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007 and $10.7 million for the year ended December 31, 2003 pursuant to EITF topic number D-42.

(7)	The 2007 general and administrative expenses include departure charges of $4.1 million. Excluding this charge, general and administrative expenses are approximately 4.3% of total revenue.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
MARKET CAPITALIZATION & FINANCIAL RATIOS

	Year Ended December 31,
	2007	2006	2005	2004	2003
DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$5,591,014	$4,248,812	$3,890,709	$2,716,426	$2,077,558
Total Market Capitalization *	$10,755,742	$11,869,415	$9,781,900	$8,276,943	$5,551,748

	51.98%	35.80%	39.77%	32.82%	37.42%

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	56.92%	54.36%	52.67%	45.37%	48.53%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$6,625,086	$4,774,407	$4,401,169	$3,137,184	$2,446,026
Total Market Capitalization *	$11,789,814	$12,395,010	$10,292,361	$8,697,701	$5,920,216

	56.19%	38.52%	42.76%	36.07%	41.32%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	61.01%	57.20%	55.44%	48.67%	52.36%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$261,002	$215,438	$184,281	$130,447	$90,162
FFO Before Interest and Preferred Dividends *	$776,958	$648,416	$594,551	$473,488	$353,039

	2.98	3.01	3.23	3.63	3.92

DEBT SERVICE COVERAGE RATIO:
Debt Service * (1)	$291,585	$247,464	$217,434	$152,927	$101,890
FFO Before Interest and Preferred Dividends *	$776,958	$648,416	$594,551	$473,488	$353,039

	2.66	2.62	2.73	3.10	3.46

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges (1)	$337,114	$302,632	$272,603	$203,633	$142,385
FFO Before Interest and Preferred Dividends *	$776,958	$648,416	$594,551	$473,488	$353,039

	2.30	2.14	2.18	2.33	2.48

DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$327,183	$260,069	$237,856	$196,685	$146,846
Funds From Operations exclusive of charge associated with preferred stock redemption	$470,426	$377,809	$355,102	$292,335	$222,382

	0.70	0.69	0.67	0.67	0.66

*	See Attached for Detail Calculation

(1)	Amounts have been adjusted to eliminate interest and debt service costs of joint ventures consolidated due to FIN 46 as FFO does not include the joint venture partners’ proportionate share.
Market Capitalization and Financing Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007

	As of December 31,
	2007		2006		2005		2004	2003
DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	119,528		108,986		108,948		108,083	86,425
Operating Partnership Units Outstanding	862		872		1,350		1,350	1,129

Total	120,390		109,859		110,298		109,432	87,554
Share Price	$38.29		$62.95		$47.02		$44.37	$33.57

Market Value of Common Shares	$4,609,728		$6,915,603		$5,186,192		$4,855,516	$2,939,190

Preferred Shares at Book Value	$555,000		$705,000		$705,000		$705,000	$535,000
Total Debt	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558

TOTAL MARKET CAPITALIZATION	$10,755,742		$11,869,415		$9,781,900		$8,276,943	$5,551,748

DDR TOTAL MARKET CAPITALIZATION — INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	119,528		108,986		108,948		108,083	86,425
Operating Partnership Units Outstanding	862		872		1,350		1,350	1,129

Total	120,390		109,859		110,298		109,432	87,554
Share Price	$38.29		$62.95		$47.02		$44.37	$33.57

Market Value of Common Shares	$4,609,728		$6,915,603		$5,186,192		$4,855,516	$2,939,190

Preferred Shares at Book Value	$555,000		$705,000		$705,000		$705,000	$535,000
Total Debt	$5,591,014	(1)	$4,248,812	(1)	$3,890,709	(1)	$2,716,426	$2,077,558
Proportionate Share of JV Debt	$1,034,072		$525,595		$510,460		$420,758	$368,468

TOTAL MARKET CAPITALIZATION	$11,789,814		$12,395,010		$10,292,361		$8,697,701	$5,920,216

(1)	Includes $327.6 million of consolidated joint venture debt at December 31, 2007 (of which $158.7 million represents the joint venture partners’ share) and $275.2 million and $280.5 million at December 31, 2006 and 2005, respectively.
Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007

	Year Ended December 31,
	2007	2006	2005	2004	2003
UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,984,738	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Undepreciated Real Estate Intangible Assets	$72,443	$27,408	$26,345	$27,841	$13,102
Cash and Cash Equivalents	$108,505	$28,378	$30,655	$49,871	$111,033
Notes Receivable	$18,557	$18,161	$24,996	$17,823	$9,813
Investments in and Advances to Joint Ventures	$638,111	$291,685	$275,136	$288,020	$262,072

	$9,822,354	$7,816,325	$7,386,469	$5,986,979	$4,280,931

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,984,738	$7,450,693	$7,029,337	$5,603,424	$3,884,911
Undepreciated Real Estate Intangible Assets	$72,443	$27,408	$26,345	$27,841	$13,102
Cash and Cash Equivalents	$108,505	$28,378	$30,655	$49,871	$111,033
Notes Receivable or Proportionate Share Thereof	$19,487	$35,443	$116,212	$44,536	$41,018
Proportionate Share of JV Undepreciated Real Estate Assets	$1,673,987	$804,738	$736,109	$719,619	$621,113

	$10,859,160	$8,346,659	$7,938,658	$6,445,290	$4,671,177

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$465,021	$377,809	$355,102	$292,335	$211,672
Interest Expense	$268,526	$222,867	$186,196	$130,447	$90,162
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($7,524)	($7,429)	($1,915)	$0	$0
Preferred Dividends, Including Preferred Operating Minority Interest & Non-Cash D-42 Dividend	$50,934	$55,169	$55,169	$50,706	$51,204

	$776,958	$648,416	$594,551	$473,488	$353,039

DEBT SERVICE
Interest Expense	$268,526	$222,867	$186,196	$130,447	$90,162
Adjustment to interest expense for consolidated joint ventures due to FIN 46	($7,524)	($7,429)	($1,915)	$0	$0
Recurring Principal Amortization	$30,583	$32,026	$33,154	$22,480	$11,728

	$291,585	$247,464	$217,434	$152,927	$101,890

FIXED CHARGES
Debt Service	$291,585	$247,464	$217,434	$152,927	$101,890
Preferred Dividends, Including Preferred Operating Minority Interest and excluding Non-Cash	$45,529	$55,169	$55,169	$50,706	$40,494

D-42 Dividend	$337,114	$302,632	$272,603	$203,633	$142,385

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the twelve months ended December 31, 2007

$10.8 Billion Total Capitalization as of December 31, 2007

Common Shares Equity (1) $4,609.7 44%
Perpetual Preferred Stock $555.0 5%
Senior Convertible Notes $850.0 8%
Fixed Rate Unsecured Debt $1,772.2 16%
Construction Finance $39.2 0%
Variable Rate Revolving Credit and Term Debt $909.4 8%
Fixed Rate, Revolving Credit and Term Debt $600.0 6%
Mortgage Debt (2) $1,420.2 13%

Figures in millions unless otherwise noted.

(1) Market value ($38.29 per share as of December 31, 2007) includes operating partnership units equivalent to approximately 0.9 million of the Company's common shares.

(2) Does not include proportionate share of unconsolidated joint venture debt aggregating $1,034.1 million. However, amount includes 100% of consolidated joint venture debt, primarily Mervyns, of which $158.7 million is the joint venture partners' share.

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.
•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.
•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	18 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.
•	Construction in progress includes shopping center developments and significant expansions and re-developments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.
•	For the years ended December 31, 2007, 2006, 2005, 2004 and 2003, the Company capitalized interest of $26.9 million, $20.1 million, $12.5 million, $10.0 million and $11.4 million, respectively.
•	In addition, the Company capitalized certain construction administration costs of $10.9 million for the year ended December 31, 2007 and $10.1 million, $6.2 million, $5.5 million and $5.1 million for the years ended December 31, 2006, 2005, 2004, and 2003, respectively.
•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007

Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $25 million ($0.21 psf of owned GLA) in 2008.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.
•	At December 31, 2007, the Company estimated the value of this undeveloped land to be approximately $60 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2007.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $100 million at December 31, 2007.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Year Ended
	December 31,
	2007	2006
Total Revenues DDR	$944,851	$775,324
Total Revenues — Combined Joint Ventures	812,630	429,190
Operating and Maintenance — DDR	(133,334)	(107,208)
Real Estate Taxes — DDR	(108,977)	(89,895)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(272,277)	(145,893)

Combined NOI	$1,242,893	$861,518

Total Same Store NOI	$702,382	$686,274	2.35%
Property NOI from other operating segments	540,511	175,244

Combined NOI	$1,242,893	$861,518

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006
FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$32,224	$48,197	$225,113	$198,095
Depreciation and Amortization of Real Estate Investments	53,577	47,377	214,396	185,449
Equity in Net Income From Joint Ventures	(9,343)	(7,381)	(43,229)	(30,337)
Joint Venture Funds From Operations	21,949	11,510	84,423	44,473
Minority Equity Interests (OP Units)	569	515	2,275	2,116
Loss (Gain) on Sales of Real Estate	1,057	(10,118)	(17,956)	(21,987)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$100,033	$90,100	$465,022	$377,809

Preferred Dividend Charges	10,567	13,792	50,934	55,169

FUNDS FROM OPERATIONS	$110,600	$103,892	$515,956	$432,978

ADDITIONAL SFAS 141 DISCLOSURES:
Below (Above) Market Rent Amortization	$237	$336	$1,324	$1,467
Pro Rata Share of JV Below (Above) Market Rent Amortization	55	—	68	—

Debt Premium Amortization Income (Expense)	$1,635	$2,266	$7,502	$9,126
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(17)	5	(5)	20
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006	Income Statement Caption
Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net of Tax	$1,105	$727	$49,122	$46,306	Gain on Disposition of Real Estate
Land Sale Gains	4,025	7,936	14,032	14,781	Gain on Disposition of Real Estate

	$5,130	$8,663	$63,154	$61,087

Transactional Income NOT Included in FFO
Consolidated
Gain on Dispositions	$7	$2,236	$5,697	$10,936	Gain on Disposition of Real Estate
(Loss) Gain on Sales from Discontinued Operations	(1,064)	7,882	12,259	11,051	Gain on Disposition of Discontinued Operations

	$(1,057)	$10,118	$17,956	$21,987	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$1,105	$727	$49,122	$46,306
Land Sale Gains	4,025	7,936	14,032	14,781
Gain on Dispositions	7	2,236	5,697	10,936

	$5,137	$10,899	$68,851	$72,023	Consolidated Income Statement

Gain on Sales of Real Estate From Discontinued Operations
(Loss) Gain on Sales from Discontinued Operations	$(1,064)	$7,882	$12,259	$11,051	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended		Year Ended
	December 31,		December 31,
	2007	2006	2007	2006	Income Statement Caption
Transactional Income Included in FFO
Joint Ventures
Gain (Loss) on Sales from Discontinued Operations	$65	$15	$1,321	$(1,482)	Gain (Loss) on Disposition of Real Estate
Land Sales Gains	1,550	3	4,470	210	Gain on Disposition of Real Estate

	$1,615	$18	$5,791	$(1,272)

DDR’s Proportionate Share	$788	$4	$1,791	$(338)
Promoted Income (a)	—	—	14,323	5,483

DDR’s Proportionate Share	$788	$4	$16,114	$5,145

Transactional Income NOT Included in FFO
Joint Ventures
(Loss) Gain on Sales from Discontinued Operations	$(77)	$418	$1,195	$21,825	(Loss) Gain on Disposition of Real Estate
Other (Loss) Gain on Sales	(151)	158	89,916	188	(Loss) Gain on Disposition of Real Estate

	$(228)	$576	$91,111	$22,013	FFO Reconciliation

DDR’s Proportionate Share	$(50)	$320	$4,669	$3,349

Gain on Sales of Real Estate
Land Sales Gains	$1,550	$3	$4,470	$210
Other (Loss) Gain on Sales	(151)	158	89,916	188

	$1,399	$161	$94,386	$398	Gain on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Gain (Loss) on Sales from Discontinued Operations included in FFO	$65	$15	$1,321	$(1,482)

(Loss) Gain on Sales from Discontinued Operations NOT included in FFO	(77)	418	1,195	21,825

	$(12)	$433	$2,516	$20,343	(Loss) Gain on Disposition of Discontinued Operations

(a)	Included in other gain on sales for the year ended December 31, 2007 is the sale of the KFC I joint venture assets. DDR received promoted income of approximately $13.6 million which is included in DDR’s proportionate share. Included in gain on disposition of discontinued operations for the year ended December 31, 2006 is DDR’s promoted interest from the disposition of an asset located in Kildeer, IL.
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Joint Venture Investment Summary
(in millions)
as of December 31, 2007

									Promoted
			DDR	Consolidated	Number of				Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Gross Book Value	Debt	(Yes/No)
1	RVIP LP IIIB	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$87.1	$60.0	Yes
2	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$120.6	$72.1	Yes
3	RVIP LP VIII	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.5	$23.4	Yes
4	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	12		$130.7	$10.2	No
5	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$241.6	$280.0	No
6	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
7	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.9	$19.5	No
8	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No
9	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.3	$21.0	No
10	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$6.8	$3.7	No
11	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.4	$0.0	No
12	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$203.5	$150.5	Yes
13	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	*	$93.1	$48.0	Yes
14	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$100.0	$61.0	Yes
15	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$29.2	$16.0	Yes
16	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.1	$10.8	Yes
17	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	*	$33.3	$18.5	Yes
18	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1	*	$79.9	$45.0	Yes
19	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$81.8	$46.0	Yes
20	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	44		$148.0	$117.4	Yes
21	Coventry II DDR Totem Lakes LLC	Coventry II Fund (80%)	20.0%	No	1		$41.1	$21.0	Yes
22	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$218.1	$168.3	Yes
23	Coventry II DDR Ward Parkway LLC	Coventry II Fund (80%)	20.0%	No	1		$63.1	$36.0	Yes
24	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.2	$20.6	Yes
25	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	9		$317.3	$0.0	No
26	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,946.2	$1,773.1	Yes
27	Inland-SAU Retail Fund, LLC	Special Account - U, L.P. (State of Utah ) (80%)	20.0%	No	29		$308.8	$226.2	No
28	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,463.2	$968.5	Yes
29	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$159.9	$110.0	Yes
30	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (85.5%)	14.5%	No	51		$1,802.2	$1,112.0	Yes
31	DDR MDT PS LLC (Preferred Equity)	Macquarie DDR Trust (MDT) (100%)	0.0%	No	6		$120.9	$86.0	Yes
32	DDR MDT MV LLC (Mervyns) **	Macquarie DDR Trust (MDT) (49.98%)	50.02%	Yes	37		$405.8	$258.5	Yes
33	Shea & Tatum Assoc. LP (Paradise Village) **	Churchill Family Trust (33%)	67.0%	Yes	1		$27.9	$30.0	No
34	Other Consolidated Development Joint Ventures		Various	Yes	7		$209.4	$39.2	No

	TOTALS				365		$9,589.0	$5,879.5

*	Property is under development

**	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2007

	RVIP III B		RVIP VIII		Community	Lennox Town	Sun Center
	Deer Park, IL	RVIP VII	Tech Ridge LLC	DPG	Centers Five	Center (2)	Limited (2)	Dublin Village (3)	DOTRS
Real estate assets	$87.1	$120.6	$33.5	$130.7	$241.6	$21.0	$25.9	$0.1	$26.3
Accumulated depreciation	(14.0)	(19.0)	(3.7)	(9.7)	(47.9)	(4.8)	(7.8)	0.0	(5.5)

Real estate, net	73.1	101.6	29.8	121.0	193.7	16.2	18.1	0.1	20.8

Receivables, net	1.7	3.5	1.6	1.3	6.6	1.8	0.9	0.0	0.9
Other assets	3.3	7.4	2.6	2.3	4.1	0.9	0.9	0.0	1.9
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$78.1	$112.5	$34.0	$124.6	$204.4	$18.9	$19.9	$0.1	$23.6

Mortgage debt	$60.0	$72.1	$23.4	$10.2	$280.0	$27.0	$19.5	$0.0	$21.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0
Other liabilities	2.5	15.5	1.6	1.7	2.9	1.3	0.8	0.0	0.8

	62.5	87.6	25.0	11.9	282.9	28.3	20.3	0.1	21.8
Accumulated equity (deficit)	15.6	24.9	9.0	112.7	(78.5)	(9.4)	(0.4)	0.0	1.8
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$78.1	$112.5	$34.0	$124.6	$204.4	$18.9	$19.9	$0.1	$23.6

Proportionate share of other assets/liabilities, net	$0.7	$(1.0)	$0.6	$0.2	$3.9	$0.7	$0.8	$(0.0)	$1.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the year ended December 31, 2007

	RVIP III B		RVIP VIII		Community	Lennox Town	Sun Center
	Deer Park, IL	RVIP VII	Tech Ridge LLC	DPG	Centers Five	Center (2)	Limited (2)	Dublin Village (3)	DOTRS
Revenues from operations	$12.4	$15.5	$6.2	$12.9	$35.8	$4.8	$4.8	$0.0	$3.9
Rental operation expenses	(4.6)	(4.5)	(2.3)	(3.5)	(10.2)	(1.5)	(1.3)	(0.0)	(1.1)

Net operating income	7.8	11.0	3.9	9.4	25.6	3.3	3.5	0.0	2.8
Depreciation and amortization expense	(2.4)	(2.8)	(1.0)	(3.1)	(6.1)	(0.4)	(0.7)	0.0	(0.5)
Interest expense	(3.4)	(5.4)	(1.5)	(0.6)	(15.6)	(1.6)	(1.6)	(0.0)	(1.3)

Income (loss) before gain on sale of real estate	2.0	2.8	1.4	5.7	3.9	1.3	1.2	0.0	1.0
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	2.9	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	$4.9	$2.9	$1.4	$5.7	$3.9	$1.3	$1.2	$0.0	$1.0
DDR ownership interest	***	***	***	10%	50%	***	***	63%	50%

	$2.5	$0.6	$0.4	$0.6	$2.0	$0.6	$1.0	$(0.0)	$0.5
Amortization of basis differential	(0.2)	(0.4)	(0.1)	0.0	0.4	(0.1)	(0.2)	0.0	0.1

	$2.3	$0.2	$0.3	$0.6	$2.4	$0.5	$0.8	$0.0	$0.6

Proportionate share of net operating income (4)	$2.0	$2.3	$1.0	$0.9	$12.8	$1.7	$2.8	$0.0	$1.4

Proportionate share of interest expense (4)	$0.9	$1.1	$0.4	$0.1	$7.8	$0.8	$1.2	$0.0	$0.7

Funds From Operations (“FFO”):

Net income (loss)	$4.9	$2.9	$1.4	$5.7	$3.9	$1.3	$1.2	$0.0	$1.0
Depreciation of real property	2.4	2.8	1.0	3.1	6.1	0.4	0.7	0.0	0.5
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$7.3	$5.7	$2.4	$8.8	$10.0	$1.7	$1.9	$0.0	$1.5
DDR ownership interest	***	***	***	10%	50%	***	***	63%	50%

DDR FFO	$3.8	$2.2	$1.0	$0.9	$5.0	$0.9	$1.5	$(0.0)	$0.8

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2007

	Jefferson County,	Sansone Group /		Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	MO	DDRC LLC	DDR Markaz II	Bloomfield	Buena Park	Fairplain Plaza	Marley Creek	Merriam Village
Real estate assets	$6.8	$0.4	$203.5	$93.1	$100.0	$29.2	$13.1	$33.3
Accumulated depreciation	(0.9)	(0.2)	(16.4)	0.0	(5.8)	(0.8)	(0.3)	0.0

Real estate, net	5.9	0.2	187.1	93.1	94.2	28.4	12.8	33.3

Receivables, net	0.1	2.3	1.2	0.0	2.6	0.2	(0.0)	0.0
Other assets	0.1	1.5	5.8	0.4	0.7	0.4	0.4	0.9
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$6.1	$4.0	$194.1	$93.5	$97.5	$29.0	$13.2	$34.2

Mortgage debt	$3.7	$0.0	$150.5	$48.0	$61.0	$16.0	$10.8	$18.5
Amounts payable to DDR	3.5	0.0	0.3	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.0	1.0	0.0	3.9	1.9	0.3	0.1	0.8

	7.2	1.0	150.8	51.9	62.9	16.3	10.9	19.3
Accumulated equity (deficit)	(1.1)	3.0	43.3	41.6	34.6	12.7	2.3	14.9
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$6.1	$4.0	$194.1	$93.5	$97.5	$29.0	$13.2	$34.2

Proportionate share of other assets/liabilities, net	$0.1	$1.4	$1.4	$(0.4)	$0.3	$0.0	$0.0	$0.0

Disproportionate amount payable to DDR	$1.7	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the year ended December 31, 2007

	Jefferson County,	Sansone Group /		Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR
	MO	DDRC LLC	DDR Markaz II	Bloomfield	Buena Park	Fairplain Plaza	Marley Creek	Merriam Village
Revenues from operations	$0.7	$1.6	$21.3	$0.0	$14.5	$3.0	$0.8	$0.0
Rental operation expenses	(0.3)	0.0	(7.7)	(0.0)	(6.6)	(1.2)	(0.5)	(0.0)

Net operating income	0.4	1.6	13.6	0.0	7.9	1.8	0.3	(0.0)
Depreciation and amortization expense	(0.2)	0.0	(5.2)	0.0	(2.0)	(0.5)	(0.3)	0.0
Interest expense	(0.6)	0.0	(8.0)	0.0	(4.0)	(1.1)	(0.8)	0.0

Income (loss) before gain on sale of real estate	(0.4)	1.6	0.4	(0.0)	1.9	0.2	(0.8)	(0.0)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	$(0.4)	$1.6	$0.4	$(0.0)	$1.9	$0.2	$(0.8)	$(0.0)
DDR ownership interest	50%	***	20%	20%	20%	20%	20%	20%

	$(0.2)	$1.2	$0.1	$(0.0)	$0.4	$0.0	$(0.2)	$(0.0)
Amortization of basis differential	0.0	(0.3)	0.2	0.0	0.0	0.0	0.0	0.0

	$(0.2)	$0.9	$0.3	$(0.0)	$0.4	$0.0	$(0.2)	$(0.0)

Proportionate share of net operating income (4)	$0.2	$0.8	$2.7	$(0.0)	$1.6	$0.4	$0.1	$(0.0)

Proportionate share of interest expense (4)	$0.3	$0.0	$1.6	$0.0	$0.8	$0.2	$0.2	$0.0

Funds From Operations (“FFO”):

Net income (loss)	$(0.4)	$1.6	$0.4	$(0.0)	$1.9	$0.2	$(0.8)	$(0.0)
Depreciation of real property	0.2	0.0	5.2	0.0	2.0	0.5	0.3	0.0
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$(0.2)	$1.6	$5.6	$0.0	$3.9	$0.7	$(0.5)	$(0.0)
DDR ownership interest	50%	***	***	20%	20%	20%	20%	20%

DDR FFO	$(0.1)	$1.1	$1.3	$(0.0)	$0.8	$0.1	$(0.1)	$(0.0)

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2007

	Coventry II DDR	Coventry II DDR	Coventry II Service	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Sonae Sierra	DDRTC Core
	Montgomery Farm	Phoenix Spectrum	Holdings LLC	Totem Lakes	Tri-County Mall	Ward Parkway	Westover	Brazil (2)	Retail Fund LLC
Real estate assets	$79.9	$81.8	$148.0	$41.1	$218.1	$63.1	$29.2	$317.3	$2,946.2
Accumulated depreciation	0.0	(4.5)	(3.6)	(2.6)	(7.0)	(4.6)	(1.0)	(30.3)	(58.3)

Real estate, net	79.9	77.3	144.4	38.5	211.1	58.5	28.2	287.0	2,887.9

Receivables, net	0.0	3.0	4.0	0.1	3.0	2.8	1.0	12.8	13.9
Other assets	0.2	11.5	15.5	0.5	10.6	0.5	0.6	34.3	125.0
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$80.1	$91.8	$163.9	$39.1	$224.7	$61.8	$29.8	$334.1	$3,026.8

Mortgage debt	$45.0	$46.0	$117.4	$21.0	$168.3	$36.0	$20.6	$0.0	$1,773.1
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.6
Other liabilities	0.0	7.7	4.3	0.9	10.6	0.6	0.2	28.8	39.2

	45.0	53.7	121.7	21.9	178.9	36.6	20.8	28.8	1,812.9
Accumulated equity (deficit)	35.1	38.1	42.2	17.2	45.8	25.2	9.0	305.3	1,213.9
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$80.1	$91.8	$163.9	$39.1	$224.7	$61.8	$29.8	$334.1	$3,026.8

Proportionate share of other assets/liabilities, net	$0.0	$1.4	$3.0	$(0.1)	$0.5	$0.5	$0.3	$9.2	$15.0

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations
for the year ended December 31, 2007

	Coventry II DDR	Coventry II DDR	Coventry II Service	Coventry II DDR	Coventry II DDR	Coventry II DDR	Coventry II DDR	Sonae Sierra Brazil	DDRTC Core Retail
	Montgomery Farm	Phoenix Spectrum	Holdings LLC	Totem Lakes	Tri-County Mall	Ward Parkway	Westover	(2)	Fund LLC
Revenues from operations	$0.1	$9.8	$23.6	$3.3	$17.9	$8.9	$4.2	$57.2	$214.4
Rental operation expenses	(0.1)	(3.5)	(12.3)	(1.2)	(8.8)	(4.2)	(2.1)	(18.4)	(66.4)

Net operating income	0.0	6.3	11.3	2.1	9.1	4.7	2.1	38.8	148.0
Depreciation and amortization expense	0.0	(2.8)	(4.1)	(0.6)	(3.7)	(1.2)	(0.3)	(10.3)	(65.7)
Interest expense	0.0	(2.5)	(8.8)	(1.6)	(9.2)	(2.4)	(1.3)	0.0	(84.9)

Income (loss) before gain on sale of real estate	0.0	1.0	(1.6)	(0.1)	(3.8)	1.1	0.5	28.5	(2.6)
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(4.8)	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	(0.9)	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	1.3	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.0	$1.0	$(1.2)	$(0.1)	$(3.8)	$1.1	$0.5	$23.7	$(2.6)
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	50%	15%

	$0.0	$0.2	$(0.2)	$(0.0)	$(0.8)	$0.2	$0.1	$11.9	$(0.4)
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(2.5)	0.3

	$0.0	$0.2	$(0.2)	$(0.0)	$(0.8)	$0.2	$0.1	$9.4	$(0.1)

Proportionate share of net operating income (4)	$0.0	$1.3	$2.3	$0.4	$1.8	$0.9	$0.4	$19.4	$22.2

Proportionate share of interest expense (4)	$0.0	$0.5	$1.8	$0.3	$1.8	$0.5	$0.3	$0.0	$12.7

Funds From Operations (“FFO”):

Net income (loss)	$0.0	$1.0	$(1.2)	$(0.1)	$(3.8)	$1.1	$0.5	$23.7	$(2.6)
Depreciation of real property	0.0	2.8	4.3	0.6	3.7	1.2	0.3	10.3	65.7
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$0.0	$3.8	$3.1	$0.5	$(0.1)	$2.3	$0.8	$34.0	$63.1
DDR ownership interest	20%	20%	20%	20%	20%	20%	20%	50%	***

DDR FFO	$0.0	$0.8	$0.6	$0.1	$(0.0)	$0.5	$0.2	$17.0	$9.8

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of December 31, 2007

	Inland-SAU								DDR’s
	Retail Fund LLC	DDR Domestic	TRT DDR	DDR Macquarie	DDR MDT PS	DDR Macquarie	Sold/Acquired		Proportionate
	(2)	Retail Fund I	Venture I GP	Fund LLC	LLC	Management	JVs(5)	Total	Share
Real estate assets	$308.8	$1,463.2	$159.9	$1,802.2	$120.9	$0.0	$0.0	$8,945.7	$1,674.0
Accumulated depreciation	(15.2)	(19.7)	(2.8)	(123.1)	(3.7)	0.0	0.0	(412.8)	(103.4)

Real estate, net	293.6	1,443.5	157.1	1,679.1	117.2	0.0	0.0	8,532.9	1,570.6

Receivables, net	5.5	12.6	1.8	33.6	4.7	0.0	1.1	124.5	29.1
Other assets	41.3	57.8	4.6	30.6	3.1	6.0	4.2	379.9	81.9
Disproportionate share of equity	—	—	—	—	—	—	—	—	14.3	(6)

	$340.4	$1,513.9	$163.5	$1,743.3	$125.0	$6.0	$5.3	$9,037.3	$1,695.9

Mortgage debt	$226.2	$968.5	$110.0	$1,112.0	$86.0	$0.0	$0.0	$5,551.8	$1,034.1
Amounts payable to DDR	0.2	2.2	0.0	0.2	1.5	0.1	0.0	8.5	2.4
Other liabilities	4.9	14.1	0.4	40.5	1.9	10.4	1.3	201.1	44.4

	231.3	984.8	110.4	1,152.7	89.4	10.5	1.3	5,761.4	1,080.9
Accumulated equity (deficit)	109.1	529.1	53.1	590.6	35.6	(4.5)	4.0	3,275.9	600.7
Disproportionate share of equity	—	—	—	—	—	—	—	—	14.3	(6)

	$340.4	$1,513.9	$163.5	$1,743.3	$125.0	$6.0	$5.3	$9,037.3	$1,695.9

Proportionate share of other assets/liabilities, net	$8.4	$11.3	$0.6	$3.4	$0.0	$2.5	$0.8	$66.6

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1.8

Combining Statements of Operations
for the year ended December 31, 2007

	Inland-SAU								DDR’s
	Retail Fund LLC	DDR Domestic	TRT DDR	DDR Macquarie	DDR MDT PS	DDR Macquarie	Sold/Acquired		Proportionate
	(2)	Retail Fund I	Venture I GP	Fund LLC	LLC	Management	JVs(5)	Total	Share
Revenues from operations	$27.5	$77.5	$9.0	$196.9	$12.2	$1.2	$10.5	$812.6	$172.4
Rental operation expenses	(8.8)	(26.3)	(2.6)	(62.9)	(5.1)	(0.4)	(3.9)	(272.3)	(56.8)

Net operating income	18.7	51.2	6.4	134.0	7.1	0.8	6.6	540.3	115.6
Depreciation and amortization expense	(10.8)	(22.3)	(3.0)	(37.6)	(2.7)	(0.7)	(1.8)	(193.0)	(38.2)
Interest expense	(9.8)	(31.7)	(4.0)	(59.1)	(5.3)	(1.1)	(2.0)	(269.4)	(51.7)

Income (loss) before gain on sale of real estate	(1.9)	(2.8)	(0.6)	37.3	(0.9)	(1.0)	2.8	77.9	25.7
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(4.8)	(2.4)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	91.5	94.4	19.5
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.8)	(0.2)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	1.2	2.5	0.6
Disproportionate share of income	—	—	—	—	—	—	—	—	1.3 (7)

Net income (loss)	$(1.9)	$(2.8)	$(0.6)	$37.3	$(0.9)	$(1.0)	$95.5	$169.2	$44.5
DDR ownership interest	20%	20%	10%	***	***	***	***	***	***

	$(0.4)	$(0.6)	$(0.1)	$9.1	$0.2	$0.0	$15.7	$44.5	$44.5
Amortization of basis differential	0.0	0.4	0.1	0.0	0.0	1.1	0.0	(1.2)	(1.2)

	$(0.4)	$(0.2)	$0.0	$9.1	$0.2	$1.1	$15.7	$43.3	$43.3

Proportionate share of net operating income (4)	$3.7	$10.2	$0.6	$19.4	$0.0	$0.4	$1.7	$115.6

Proportionate share of interest expense (4)	$2.0	$6.3	$0.4	$8.6	$0.0	$0.0	$0.4	$51.7

Funds From Operations (“FFO”):

Net income (loss)	$(1.9)	$(2.8)	$(0.6)	$37.3	$(0.9)	$(1.0)	$95.5	$169.2	$44.5
Depreciation of real property	10.8	22.3	3.0	37.6	2.7	0.7	1.9	193.4	38.3
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	(91.1)	(91.1)	(18.3)
Disproportionate share of income	—	—	—	—	—	—	—	—	19.9 (8)

	$8.9	$19.5	$2.4	$74.9	$1.8	$(0.3)	$6.3	$271.5	$84.4

DDR ownership interest	20%	20%	10%	***	***	***	***	***

DDR FFO	$1.8	$3.9	$0.2	$14.5	$0.0	$0.4	$15.6	$84.4

Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007

(1) Amounts may differ slightly from actual results, due to rounding.
(2) Asset values reflect historical cost basis due to acquisition of partnership interest (i.e., does not reflect step-up in basis).
(3) Represents undeveloped land.
(4) Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.
(5) Represents residual joint ventures sold to the DDR Macquarie Joint Venture and DDR Domestic Retail Fund I and other joint venture interests sold in 2007.
(6)  Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II DDR Montgomery Farm, Coventry II DDR Tri-County Mall, and the DDR Macquarie Fund LLC joint ventures.
(7)  Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB and DDR Macquarie Fund LLC offset by the gain deferred from the sale of the KFC I assets to the DDR Domestic Retail Fund I.
(8)  Adjustments associated with the promote earned in 2Q07 from the sale of joint venture assets and Coventry’s promoted interests primarily at the RVIP IIIB, RVIP VII and RVIP VIII joint ventures and partnership structural items at the DDRTC Core Retail Fund LLC.
*** See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Wholly-Owned and Consolidated Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Year Ended December 31, 2007
(In Millions)

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2007		2006		2005		2004		2003
Acquisitions/Transfers	$3,048.7	(1)	$370.2	(4)	$1,610.8	(6)	$2,170.8	(9)	$1,363.6	(11)
Completed Expansions	32.7		73.1		41.6		25.2		26.8
Developments & Construction in Progress	428.5		246.0		246.1		203.8		104.6
Recurring Tenant Improvements & 3rd Party Leasing Commissions	12.5	(2)	11.7		7.5		6.6		6.3
Furniture Fixtures & Equipment	13.0		10.2		10.7	(7)	1.3		1.9

	3,535.4		711.2		1,916.7		2,407.7		1,503.2
Less: Real Estate Sales & Joint Venture Transfers	(2,001.3	) (3)	(289.8	) (5)	(490.8	) (8)	(689.2	) (10)	(422.4	) (12)

Total DDR Net Additions	$1,534.1		$421.4		$1,425.9		$1,718.5		$1,080.8

(1)	Includes the redemption of OP units for a previous acquisition, and the acquisition of an additional interest in a property located in San Francisco, CA.

(2)	The Company anticipates recurring leasing capital expenditures of approximately $14.0 million associated with its wholly-owned and consolidated portfolio during 2008.

(3)	In addition to the asset sales listed on Schedule 4.3, this balance includes the sale to Dividend Capital Total Realty Trust Joint Venture of three assets with an aggregate cost of $99.0 million, the sale to DDR Domestic Retail Fund I Joint Venture of 56 assets with an aggregate cost of $1,229.3 million, the sale to Macquarie DDR Trust Joint Venture of three assets with an aggregate cost of $49.5 and the sale of 11 outparcels.

(4)	Includes the acquisition of three properties located in Pasadena, CA; San Diego, CA and Phoenix, AZ aggregating $199.7 million, plus the transfer to DDR from a joint venture of the Service Merchandise portfolio and Salisbury, MD shopping center, aggregating $111.9 million and $4.0 million, respectively, the consolidation of joint venture assets for a shopping center located in Phoenix, AZ aggregating $41.4 million pursuant to EITF 04-05 and the redemption of OP units and other acquisition costs aggregating $13.2 million.

(5)	In addition to the asset sales which had an aggregate cost of $73.1 million, this balance includes the sale of the Service Merchandise Portfolio to Coventry II which had an aggregate cost of $112.6 million, the sale to Macquarie DDR Trust Joint Venture of seven assets with an aggregate cost of $80.5 million, plus four earnout parcels with an aggregate cost of $12.5 million, and the sale of several land parcels and outparcels.

(6)	Includes the acquisition of the Caribbean Property Group portfolio and the Mervyns portfolio aggregating $1,160.1 million and $409.1 million, respectively, the transfer to DDR from a joint venture of the Dublin, OH shopping center, which had an aggregate cost of $36.2 million and a $5.4 million basis adjustment to the Benderson acquisition relating to master lease adjustments.

(7)	The large proportionate increase in FF&E in 2005 is primarily attributed to certain IT projects, expansion of the corporate headquarters, and fractional ownership interest in corporate jets.

(8)	In addition to the asset sales which had an aggregate cost of $219.1 million, this balance includes the transfer of 12 assets with an aggregate cost of $258.6 million to the Macquarie DDR Trust Joint Venture and the sale of several outparcels.

(9)	Includes the acquisition of the Benderson portfolio aggregating $2,014.4 million, the consolidation of certain joint venture assets aggregating $37.9 million due to FIN 46 and transfers to DDR from joint ventures of the Littleton, CO and Merriam, KS shopping centers which had an aggregate value of $111.8 million. This also includes the purchase of DDR corporate headquarters for $6.7 million.

(10)	In addition to the asset sales which had an aggregate cost of $62.6 million, this balance includes the sale of several land parcels with an aggregate cost of $41.1 million. This balance also includes the transfer of 12 assets with an aggregate cost of $258.3 million to the Macquarie DDR Trust Joint Venture, the transfer of 12 assets with an aggregate cost of $124.0 million to the DPG Realty Holdings Joint Venture and the transfer of 13 assets with an aggregate cost of $203.2 million to the DDR Markaz II Joint Venture.

(11)	Includes the merger of JDN which had an aggregate cost of $1,064.0 million, the acquisition of a shopping center in Broomfield, CO aggregating $55.5 million, and the transfer from joint ventures of the Leawood, KS and Suwannee, GA shopping centers aggregating $125.9 million, and the consolidation of the assets aggregating $118.2 million owned by DD Development Company.

(12)	In addition to asset sales which had an aggregate cost of $62.9 million, this balance includes the transfer of seven assets with an aggregate cost of $153.6 million to the joint venture with DDR Markaz LLC (Kuwait Financial Centre), these assets are shopping centers located in Richmond, CA; Winchester, VA; Tampa, FL; Toledo, OH; Highland, IN; Oviedo, FL and Grove City, OH and the sale of several outparcels, which had an aggregate cost of $13.5 million. The balance also includes the transfer of four assets with an aggregate cost of $192.4 million to the Macquarie DDR Trust Joint Venture (Canton, OH; North Olmsted, OH; Independence, MO and St. Paul, MN).
Summary of Wholly Owned Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Joint Venture Capital Transactions
Acquisitions, Dispositions, Developments & Expansions
for the Year Ended December 31, 2007
(In Millions)

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2007		2006		2005		2004		2003
Acquisitions/Transfers	$4,987.4	(1)	$729.9	(4)	$350.0		$1,147.0	(8)	$1,221.7	(10)
Completed Expansions	21.9		0.0		9.3		10.3		9.7
Developments & Construction in Progress	142.7		139.6	(5)	87.5		38.9		120.1
Recurring Tenant Improvements & 3rd Party Leasing Commissions	9.8	(2)	9.1		6.8		0.6		0.6
Foreign Currency Adjustments	48.5		0.0		0.0		0.0		0.0

	$5,210.3		$878.6		$453.6		$1,196.8		$1,352.1

Less: Real Estate Sales and Dispositions	$(204.3	) (3)	$(409.0	) (6)	$(148.8	) (7)	$(306.7	) (9)	$(781.5	) (11)

Joint Venture Totals	$5,006.0		$469.6		$304.8		$890.1		$570.6

(1)	Includes the acquisition of an additional 73% interest in Metropole Shopping Center by Sonae Sierra Brazil BV Sarl.

(2)	The Company estimates recurring leasing capital expenditures of $11.0 million for its joint venture portfolio during 2008.

(3)	Includes the sale of seven shopping centers, with an aggregate cost of $168.0 million, previously owned by a joint venture with Kuwait Financial Centre to the DDR Domestic Retail Fund I, the sale of vacant land at the Techridge, TX shopping center (owned by RVIP VIII), and the sale of vacant land in Littleton, CO.

(4)	Includes the formation of Sonae Sierra Brazil BV Sarl and DDR MDT PS LLC, plus acquisitions of the Service Merchandise portfolio and properties located in Cincinnati, OH; Benton Harbor, MI and Orland, IL by joint ventures with Coventry II.

(5)	Includes the acquisition of 34 acres of land in Allen, TX for the development of a 435,061 square foot shopping center and 88 acres of land in Bloomfield Hills, MI for the development of a 758,750 square foot shopping center. Both of these shopping centers are being developed with Coventry II.

(6)	In addition to asset sales, which had an aggregate cost of $88.9 million, the balance includes the transfer to DDR of the Service Merchandise portfolio and five assets located in Pasadena, CA; Phoenix, AZ (two properties); Salisbury, MD and Apex, NC. These assets had an aggregate cost of $320.1 million.

(7)	In addition to asset sales, which had an aggregate cost of $111.1 million, this balance includes the transfer to DDR of the Dublin, OH shopping center, which had an aggregate cost of $30.0 million, and the sale of five outparcels at Plaza at Puente Hills, CA, which were owned by RVIP VII.

(8)	Balance includes the acquisition of three Coventry II assets aggregating $174.1 million, the formation of DPG and DDR Markaz II aggregating $128.7 million and $201.6 million, respectively, Macquarie DDR Trust’s acquisition of an additional $619.5 million of assets, plus the acquisition of Poag & McEwen’s interest and David Berndt’s interest in RVIP IIIB and RVIP VIII, respectively, for $14.9 million, the purchase of a fee interest in several assets in the Service Merchandise portfolio for $5.2 million and a $3.0 million earnout for an outparcel in Kildeer, IL.

(9)	In addition to asset sales, which had an aggregate cost of $141.7 million, this balance includes the transfer to DDR of the Littleton, CO and Merriam, KS shopping centers, which had an aggregate cost of $107.3 million, $51.2 million of adjustments due to GAAP presentation including FIN 46 and a $6.5 million write-off for the demolition of a portion of an asset in Lancaster, CA.

(10)	Balance includes the formation of Macquarie DDR Trust and DDR Markaz LLC aggregating $735.9 million and $169.3 million, respectively, plus several new joint ventures with assets aggregating $228.8 million and the consolidation of equity investments previously held by DD Development Company for shopping centers in Long Beach, CA; Shawnee, KS; Overland Pointe, KS; Olathe, KS and Kansas City, MO, which aggregated $87.7 million.

(11)	In addition to asset sales which had an aggregate cost of $167.5 million, this balance includes the disposition of shopping centers located in Dayton, OH and Niles, OH, the sale of an outparcel, the transfer of the Leawood, KS and Suwannee, GA shopping centers to DDR and the rejection of two of the Service Merchandise leases, the aggregate cost of these transactions was $116.6 million. During the fourth quarter, the shopping centers located in Coon Rapids, MN; Naples, FL; Atlanta, GA; Marietta, GA; Schaumburg, IL; Framingham, MA and Fairfax, VA, which had an aggregate cost of $379.2 million, were sold to the Macquarie DDR Trust Joint Venture, and $118.2 million of assets owned by DD Development Company were consolidated into DDR.
Summary of Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Wholly-Owned and Consolidated Acquisitions
for the Year Ended December 31, 2007

		Cost	Acquisition
Property Location	GLA (1)	(Millions)	Date	Major Tenants
IRRETI	18,050,190	$3,017.7	02/27/07	Portfolio of 222 Properties

Terrell, TX (2)	207,086	$16.9	11/21/07	Big Lots, Alamo Worksource, Sherwin Williams, and Hobby Town USA.

Total	18,257,276	$3,034.6

Joint Venture Acquisitions
for the Year Ended December 31, 2007

				DDR’s	Joint
		Cost	Acquisition	Ownership	Venture
Property Location	GLA (1)	(Millions)	Date	Percentage	Partner
DDRTC Core Retail Fund LLC	23,090,322	$2,941.6	02/27/07	15.00%	TIAA
SAU Retail Fund LLC (3)	3,016,064	$287.7	02/27/07	20.00%	Special Account-U LP
Dividend Capital Total Realty Trust	1,525,374	$159.8	05/11/07	10.00%	Dividend Capital Total Realty Trust
DDR Domestic Retail Fund I	8,893,373	$1,463.0	06/08/07	20.00%	The Investors Group
DDR Macquarie LLC (4)	577,433	$50.4	Various	14.50%	Macquarie Bank Limited
Lyndhurst, NJ	78,097	$20.9	09/14/07	20.00%	Special Account-U LP

Total	37,180,663	$4,923.4

(1)	Includes square footage not owned by the Company.

(2)	This asset was acquired through a joint venture with DBI which has a 50% interest.

(3)	Joint venture with the State of Utah assumed through IRRETI acquisition.

(4)	Acquisition of three former IRRETI properties located in Florida.
Consolidated and Joint Venture Acquisitions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Wholly-Owned and Consolidated Dispositions
for the Year Ended December 31, 2007

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date
Alden, NY	67,992	$8.9	1/30/2007
Medina, NY	80,028	$7.1	1/30/2007
Niagara Falls, NY	117,014	$11.4	1/30/2007
Springville, NY	105,636	$11.5	1/30/2007
Union, SC	184,331	$5.5	1/30/2007
Murfreesboro, TN	117,697	$7.4	3/28/2007
Portfolio of 60 Assets	5,596,167	$535.1	Various
Logan, UT	19,200	$2.0	12/27/2007

Total	6,288,065	$588.9

Joint Venture Dispositions
for the Year Ended December 31, 2007

		Gross Sale		DDR’s	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner
Service Merchandise locations	292,972	$27.2	Various	20.00%	Coventry II
Overland Park, KS	60,981	$8.2	6/28/2007	25.75%	Prudential Real Estate Investors

Total	353,953	$35.4

Consolidated and Joint Venture Dispositions 4.3

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Wholly-Owned and Consolidated Development Projects
for the Year Ended December 31, 2007

						Cost	Assets	Estimated
					Estimated	Incurred	Placed in	Initial
			Total	Owned	Net Cost	To Date	Service	Anchor	Major Anchors
Location	Project	Description	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	> 25,000SF

Projects Substantially Completed
Chicago (McHenry), IL	Shops at Fox River	Community Center	452,314	316,389	$66.7	$59.0	$44.8	1H07	JCPenney, Dick’s, Wickes Furniture, Best Buy
San Antonio (Stone Oak), TX (1)	Village at Stone Oak	Hybrid Center	663,064	469,597	$84.5	$68.2	$50.1	2H07	Target, Hobby Lobby, T.J. Maxx,

Projects in Progress
Ukiah (Mendocino), CA (2)	Mendocino Crossings	Community Center	669,406	409,900	$101.4	$10.8	$0.0	2H10
Homestead, FL	Homestead Pavilion	Community Center	397,743	275,839	$74.9	$49.5	$0.0	2H08	Kohl’s
Miami, FL	Shops at Midtown	Mixed-Use	644,999	400,685	$142.6	$127.3	$102.7	2H06	Target, Linens ‘n Things, Circuit City, Marshalls, West Elm, Loehmann’s and Ross Dress for Less

Tampa (Brandon), FL	Crossroads Town Center	Community Center	370,700	241,700	$55.5	$18.6	$0.0	2H09
Tampa (Wesley Chapel), FL	Shops of New Tampa	Community Center	95,408	73,360	$13.7	$7.2	$0.0	2H09
Boise (Nampa), ID	Nampa Gateway Center	Community Center	948,150	450,855	$123.1	$58.1	$10.0	2H07	JCPenney
Boston, MA (Seabrook, NH)	Seabrook Town Center	Community Center	465,755	210,180	$50.1	$31.0	$0.0	2H09
Elmira (Horseheads), NY	Southern Tier Crossings	Community Center	689,395	350,987	$53.0	$38.1	$3.1	1H07	Kohl’s, Wal-Mart
Raleigh (Apex), NC	Apex Promenade	Community Center	87,780	81,780	$17.9	$7.8	$0.0	2H09
Raleigh (Apex), NC	Beaver Creek Crossings Phase II	Community Center	283,217	162,270	$50.8	$22.0	$0.0	2H10
Austin (Kyle), TX (2)	Kyle Marketplace	Community Center	778,415	325,005	$60.0	$40.8	$0.0	2H09	Target, Kohl’s, City Lights Theater

Wholly Owned Development Totals			6,546,346	3,768,547	$894.2	$538.4	$210.7

(1)	Project cost does not include a $22.4 million payment to purchase former partner’s 50% interest in the project.

(2)	Consolidated joint venture. DDR has a 50% interest.

Consolidated and Wholly Owned Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Joint Venture Development Projects
for the Year Ended December 31, 2007

					DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
					Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
			Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor	Major Anchors
Location	Project	Description	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	> 25,000 SF

Projects in Progress
Kansas City (Merriam), KS	Merriam Village	Community Center	280,516	202,116	20.0%	Coventry II	$46.8	$33.3	$0.0	$9.4	2H08	Circuit City

Detroit (Bloomfield Hills), MI	Bloomfield Park	Lifestyle Center	882,197	882,197	10.0%	Coventry II/BP I, LLC	$192.5	$93.1	$0.0	$19.2	2H09	The Park Theater

Dallas (Allen), TX	Watters Creek	Lifestyle Center	831,413	797,665	10.0%	Coventry II/Trademark Property Company	$171.2	$79.8	$0.0	$17.1	1H08	Market Street United

Manaus, Brazil	Manauara	Enclosed Mall	477,630	477,630	47.2%	Sonae Sierra	$82.6	$29.8	$0.0	$39.0	1H09

Joint Venture Development Totals			2,471,756	2,359,608			$493.1	$236.0	$0.0	$84.7

Joint Venture Developments 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Development Assets Placed in Service
as of December 31, 2007

		Joint Venture Assets
	Wholly-Owned and		DDR’s
	Consolidated		Proportionate
	Assets	Total	Share
Date	(Millions)	(Millions)	(Millions)
As of December 31, 2006	$47.0	$0.0	$0.0
1st Quarter 2007	$75.2	$0.0	$0.0
2nd Quarter 2007	$0.0	$0.0	$0.0
3rd Quarter 2007	$27.3	$0.0	$0.0
4th Quarter 2007	$61.2	$0.0	$0.0
Projected 2008	$115.8	$98.9	$10.5
Projected Thereafter	$567.7	$394.2	$74.2

Total	$894.2	$493.1	$84.7

Development Funding Schedule
as of December 31, 2007

		Joint Venture Funding
	Wholly-Owned and	DDR’s	JV Partners’	Proceeds from
	Consolidated	Proportionate	Proportionate	Construction	Total
	Funding	Share	Share	Loans	JV Funding
	(Millions)	(Millions)	(Millions)	(Millions)	(Millions)
Funded as of December 31, 2007	$538.4	$33.0	$91.5	$111.5	$236.0
Projected Net Funding During 2008	$128.7	25.8	42.9	125.9	$194.6
Projected Net Funding Thereafter	$227.1	3.9	4.1	54.5	$62.5

Total	$894.2	$62.7	$138.5	$291.9	$493.1

Consolidated and Joint Venture Development Delivery and
Funding Schedules 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Significant Wholly-Owned and Consolidated
Expansion and Redevelopment Projects
for the Year Ended December 31, 2007

Location	Project	Description

Projects Completed

Hamilton, NJ	Hamilton Marketplace	Expansion of the shopping center to construct a 18,000 sf Old Navy (opened 8/07) and 4,500 sf Bombay Company.

Ft. Union, UT	Family Center at Fort Union 50	Demise of former Mervyns to accommodate 30,548 sf Ross Dress for Less (opened 10/06), 16,975 sf DSW (opened 11/06), 23,400 sf Michaels (opened 3/07) and retail shops.

Total Net Cost (Millions)		$32.7

Projects in Progress

Miami (Plantation), FL	The Fountains	Redevelopment of shopping center to include Kohl’s and other junior anchor tenants.

Chesterfield, MI	Chesterfield Corners	Sportsman Warehouse, Dollar Galaxy (opened 8/07) and 20,300 sf of small shop retail and additional retail space to be announced.

Olean, NY	Wal-Mart Plaza	Relocate two tenants to accommodate Wal-Mart expansion to a Supercenter.

Fayetteville, NC	Cross Pointe Center	Reconfigure 18,000 sf of in-line space. Construct multi-tenant outparcel building.

Akron (Stow), OH	Stow Community	Recapture 116,000 sf Kmart and release to junior anchor stores. Create outparcels.

Dayton (Huber Hts.), OH	North Heights Plaza	Expansion of the shopping center to construct a 45,000 sf junior anchor.

Total Net Cost (Millions)		$152.5 (1)

(1)	At December 31, 2007, approximately $89.0 million of costs had been incurred in relation to the projects in progress.
Wholly Owned Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Significant Joint Venture Expansion and Redevelopment Projects
for the Year Ended December 31, 2007

		DDR’s		Joint
		Ownership		Venture
Location	Project	Percentage		Partner	Description

Projects Completed

Phoenix, AZ	Christown Spectrum Mall	20.00%		Coventry II	Relocation of several existing mall tenants to accommodate a new JCPenney, the relocation of Harkins Theatre (both opened 3rd quarter 2007) for a new Super Target (opened 10/07) as well as several new junior anchors and other retail tenants to be announced.

Total Net Cost (Millions)		$93.3

Projects in Progress
Buena Park, CA	Buena Park Mall & Entertainment	20.00%		Coventry II	Construction of Steve and Barry’s (opened 2/06), 24 Hour Fitness (opened 3rd quarter 2007) and redevelopment of the lower level of the mall for several tenants to be announced.

Los Angeles (Lancaster), CA	Valley Central Discount	21.00%		Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Will recapture and redemise the former Wal-Mart for four junior anchors and three outparcels when Wal-Mart vacates.

Chicago (Deer Park), IL	Deer Park Town Center	25.75%		Prudential Real Estate Investors	Approximately eight acres of land to be developed, which was sold to Grace Community, retenanting of vacant shop space with a 23,000 sf Crate & Barrel (opened 8/07), and construction of a 13,500 sf multi-tenant outparcel building.

Benton Harbor, MI	Fairplain Plaza	20.00%		Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PetSmart (scheduled to open 4th quarter 2007) and additional retail tenants to be announced.

Kansas City, MO	Ward Parkway	20.00%		Coventry II	Relocation of several small shop tenants in the shopping center to accommodate PetSmart (opened 7/05), Old Navy (opened 9/05), Steve and Barry’s (opened 11/06), Staples (scheduled to open 2nd quarter 2008) and additional mid-size anchors and other retail tenants to be announced.

Cincinnati, OH	Tri-County Mall	18.00%		Coventry II/ Thor Equities	Redevelopment of the former JCPenney store to include Krazy City and Ethan Allen (opened 4th quarter 2007), and several other new retail tenants and restaurants to be announced.

Total Net Cost (Millions)		$461.6	(1)(2)

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At December 31, 2007, approximately $391.2 million of costs had been incurred in relation to the projects in progress.
Joint Venture Expansions and Redevelopments 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Company Features

745	Shopping Centers and Interests in Retail Assets

12	Managed Shopping Centers

45	States
(Plus Puerto Rico, Brazil, Russia and Canada)

118	Million Sq. Ft. Owned (1)

163	Million Sq. Ft. Owned and Managed (1) (2)

96.0%	Core Portfolio % Leased

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments in process and scheduled to commence in 2008, total owned GLA was 68.0 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007

National portfolio creates efficiencies and strengthens tenant relationships

GLA by State

- +5.0 MSF
- +1.0 – 5.0 MSF
- Less than 1.0 MSF

13.1 msf
8.0%
10.5 msf
6.4%
5.9 msf
3.6%
6.3 msf
3.9%
9.7 msf
5.9%
5.4 msf
3.3%
17.1 msf
10.5%
8.1 msf
5.0%
16.3 msf
10.0%
Brazil
5.2 msf
3.2%
Puerto Rico

Portfolio Summary 5.0

4

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Average Annualized Base Rental Rates PSF (1)

		Total Annualized Base Rent / S.F.
	Number of
Period Ending	Properties	Total	Shop Space
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Exclude Brazil
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Lease Expirations by Year as of December 31, 2007 (1)

	Anchor (20,000+ sf) Base Rent				Shop Space Base Rent
		Revenues				Revenues
Year	Leases	($M)	Avg. PSF	% of Revenue	Leases	($M)	Avg. PSF	% of Revenue

2008	49	$10.8	$6.04	1.7%	1,565	$72.0	$16.54	13.0%
2009	98	$29.3	$7.97	4.5%	1,457	$75.2	$16.78	13.6%
2010	122	$39.6	$8.56	6.1%	1,409	$78.2	$17.32	14.1%
2011	160	$56.1	$9.97	8.6%	1,341	$87.5	$18.59	15.8%
2012	158	$57.2	$9.04	8.8%	1,176	$79.0	$18.56	14.3%
2013	136	$47.5	$9.15	7.3%	495	$40.2	$17.12	7.3%
2014	131	$51.8	$9.82	7.9%	232	$21.0	$18.68	3.8%
2015	102	$46.8	$9.43	7.2%	218	$21.5	$18.84	3.9%
2016	108	$50.7	$9.64	7.8%	200	$20.8	$20.78	3.8%
2017	97	$48.7	$10.34	7.5%	191	$21.4	$19.76	3.9%

2008 - 2017 Subtotal	1,161	$438.5	$9.24	67.2%	8,284	$516.8	$17.81	93.2%

Total Rent Roll	1,492	$652.8	$9.53	100.0%	8,542	$554.3	$17.91	100.0%

(1)	Exclude Brazil
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Largest Tenants by Owned and Managed GLA (1)

		Total	Total	Owned	Owned	Unowned	Unowned
		Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1.	Wal-Mart / Sam’s Club	104	16.2	45	6.7	59	9.5
2.	Target	67	8.0	11	1.4	56	6.6
3.	Lowe’s Home Improvement	42	5.4	22	2.8	20	2.6
4.	Home Depot	42	4.4	13	1.3	29	3.1
5.	Kohl’s	42	3.6	36	3.2	6	0.4
6.	T.J. Maxx / Marshalls	100	3.3	100	3.3	0	0.0
7.	Mervyns	40	3.1	39	3.0	1	0.1
8.	Kmart / Sears	32	2.7	30	2.3	2	0.4
9.	Publix Supermarkets	56	2.5	56	2.5	0	0.0
10.	PetSmart	104	2.4	103	2.3	1	0.1

(1)	Exclude Brazil
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Largest Tenants by GLA and Base Rental Revenues (1) (2)

			% of
		Owned	Total	Credit Ratings			Base Rental	% of Total	Credit Ratings
	Major Tenant (units)	GLA	GLA	(S&P/Moody’s)		Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1.	Wal-Mart / Sam’s Club (45)	5.0	7.5%	AA / Aa2	1.	Wal-Mart / Sam’s Club (45)	$32.0	4.5%	AA / Aa2
2.	Lowe’s Home Improvement (22)	2.2	3.4%	A+ / A1	2.	PetSmart (103)	$14.6	2.0%	BB / NR
3.	Kmart / Sears (30)	1.8	2.8%	BB / Ba1	3.	T.J. Maxx / Marshalls (100)	$14.5	2.0%	A / A3
4.	T.J. Maxx / Marshalls (100)	1.6	2.3%	A / A3	4.	Lowe’s Home Improvement (22)	$14.2	2.0%	A+ / A1
5.	Mervyns (39)	1.5	2.2%	NR / NR	5.	Bed Bath & Beyond (60)	$11.8	1.6%	BBB / NR
6.	Kohl’s (36)	1.4	2.1%	BBB+ / Baal	6.	Circuit City (41)	$11.6	1.6%	NR / NR
7.	Target (11)	1.1	1.7%	A+ / A1	7.	Kohl’s (36)	$9.8	1.4%	BBB+ / Baal
8.	PetSmart (103)	1.1	1.7%	BB / NR	8.	Michaels (74)	$9.8	1.4%	B- / B2
9.	Home Depot (13)	1.0	1.6%	BBB+ / Aa3	9.	Eckerd Drug (40)	$9.8	1.4%	NR / NR
10.	Kroger (40)	1.0	1.5%	BBB- / Baa2	10.	Tops Markets (28)	$9.6	1.3%	NR / NR

	Subtotal 1-10	17.7	26.7%			Subtotal 1-10	$137.7	19.1%

	Total Portfolio	66.5	100.0%			Total Portfolio	$719.1	100.0%

(1)	Based on pro rata ownership of joint venture properties.

(2)	Exclude Brazil.
Portfolio Summary 5.0

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Consolidated Debt
as of December 31, 2007

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$709,459	(2)	06/10	5.469
$75 Million Revolving Credit Facility		0		06/10	NA
Secured Credit Facility:
$800 Million Term Loan		800,000	(3)	02/11	5.772

Total Term and Credit Facility Debt		1,509,459

PUBLIC DEBT:
Medium Term Notes	F	99,998		01/08	6.625
Medium Term Notes	F	274,752		01/09	3.875
Medium Term Notes	F	199,819		05/10	5.000
Medium Term Notes	F	299,826		07/10	4.625
Medium Term Notes	F	249,499		04/11	5.250
Convertible Notes	F	250,000	(4)	08/11	3.500
Convertible Notes	F	600,000	(5)	03/12	3.000
Medium Term Notes	F	348,850		10/12	5.375
Medium Term Notes	F	199,475		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		2,622,219

MORTGAGE DEBT:
440 Commons, Jersey City, NJ	F	9,875		02/08	4.510
Tupelo, MS	F	10,852		03/08	4.410
Jacksonville, FL	F	6,227		03/08	4.410
Solon, OH	F	15,033		03/08	4.410
N. Charleston, SC	F	10,763		03/08	4.410
Walker, MI	F	7,917		03/08	4.410
Mt. Pleasant, SC	F	7,294		03/08	4.410
Meridian, ID	F	23,573		03/08	4.410
Birmingham, AL	F	25,530		03/08	4.410
Wilmington, NC	F	19,570		03/08	4.410
Durham, NC (GS II)	F	6,672		03/08	4.410
DDR MDT MV, LLC	V	45,923	(6)	10/08	5.320
Glenmark Ctr, Morgantown, WV	F	7,000		10/08	4.775
Bi-Lo — Shelmore, Mt Pleasant, SC	F	6,350		10/08	4.775
Terrell, TX	V	12,774	(7)	11/08	6.100
Loisdale Center, Springfield, VA	F	15,950		12/08	4.580
Cascade Marketplace, Sterling, VA	F	9,240		12/08	4.510
Kyle, TX	V	19,920	(7)	12/08	6.100
Schertz, TX	V	6,480	(7)	01/09	6.100
Silver Springs, MD (Tech 29-1)	F	6,369		02/09	7.330
Middletown Village, Middletown, RI	F	10,000		02/09	4.531
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Consolidated Debt
as of December 31, 2007 (con’t)

		Mortgage		Maturity	Interest
		Balance(000’s)		Date	Rate (1)
Abernathy Square, Atlanta, GA	F	$13,392		03/09	6.285
Shoppes at Wendover Village, Greensboro, NC	F	5,450		06/09	4.222
Leawood, KS	F	47,825		07/09	7.310
Mill Pond Village, Cary, NC	F	8,500		07/09	4.758
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
Martinsville, VA	F	19,194		12/09	8.460
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Brick Ctr Plaza, Brick, NJ	F	10,300		06/10	4.375
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley — Phoenix, AZ	F	16,964		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	212,550	(6)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Shops on the Circle, Dothan, AL	F	11,567		11/10	7.920
Big Flats, NY (Big Flats I)	F	6,588		12/10	8.011
Plattsburgh, NY	F	6,431		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Erie, PA	F	24,712		04/11	6.884
Erie, PA	F	2,853		04/11	6.884
Boardman, OH	F	25,665		04/11	6.884
St. Louis, MO (Sunset)	F	33,272		04/11	6.884
St. Louis, MO (Brentwood)	F	24,712		04/11	6.884
Denver, CO (Centennial)	F	37,072		04/11	6.884
Indian Train, NC (Union TC Ph I)	F	6,735		10/11	7.000
Gates, NY (Westgate)	F	24,129		10/11	7.240
Ashtabula, OH	F	6,707		12/11	7.000
Phoenix, AZ (Paradise Valley)	F	30,000	(8)	03/12	5.385
St. Louis, MO (Gravois)	F	867		07/12	8.625
Denver, CO (Univ Hills)	F	27,195		07/12	7.300
N. Charleston, SC	F	10,249		07/12	7.370
Cortez Plaza, Bradenton, FL	F	12,670		07/12	7.150
Duvall Village, Bowie, MD	F	8,632		10/12	7.040
Walgreen’s — Rockford, IL	F	3,223		11/12	4.863
Walgreen’s — Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s — Livonia, MI	F	2,477		11/12	4.863
Mooresville, NC	F	23,188		12/12	6.930
Big Flats, NY (Big Flats IV)	F	896		01/13	7.600
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Consolidated Debt
as of December 31, 2007 (con’t)

		Mortgage	Maturity	Interest
		Balance(000’s)	Date	Rate (1)
Big Flats, NY (Big Flats II & III)	F	$3,442	01/13	8.010
Buffalo, NY (Delaware Commons)	F	861	01/13	6.960
Walgreen’s — Oshkosh, WI	F	2,817	02/13	4.863
Walgreen’s — Westland, MI	F	2,625	03/13	4.863
Victor, NY (Victor Square)	F	6,403	04/13	5.800
Mays Landing, NJ (Wrangleboro)	F	45,882	05/13	6.990
Beachwood, OH	F	2,798	07/13	7.640
W. Long Branch, NJ (Monmouth)	F	11,237	07/13	8.570
Englewood, FL (Rotonda)	F	1,602	07/13	5.800
Reno, NV	V	3,393	02/15	9.000
Olean, NY	F	4,053	07/15	8.995
Mays Landing, NJ (Hamilton)	F	12,745	09/15	4.700
Columbus, OH (Consumer II West)	F	13,058	11/15	10.188
Amherst, NY (Kmart/Blvd Cons. II)	F	10,695	11/15	7.850
Lockport, NY (Wal-Mart/Tops)	F	11,146	01/16	8.000
Merriam, KS (TIF)	F	5,975	02/16	6.900
Rome, NY (Freedom)	F	3,888	09/16	7.850
Amherst, NY (Tops Transit + French)	F	4,571	12/16	7.680
Cheektowaga, NY (Wal-Mart Thruway)	F	4,385	10/17	6.780
Ithaca, NY	F	17,144	01/18	7.050
Amherst, NY (Target/Blvd Cons. II)	F	12,050	07/18	5.670
Niskayuna, NY (Mohawk)	F	22,301	12/18	5.750
Henderson, TN	F	8,150	01/19	7.660
Spring Hill, FL	F	4,749	09/19	9.750
Cedar Rapids, IA	F	9,026	01/20	9.375
Plainville, CT	F	6,845	04/21	7.125
Allentown, PA	F	16,664	07/21	6.950
Bayamon, PR (Rio Hondo)	F	54,791	05/28	7.180
San Juan, PR (Senorial Plaza)	F	14,228	05/28	7.180
Bayamon, PR (Rexville Plaza)	F	8,572	05/28	7.180
Arecibo, PR (Atlantico)	F	14,316	05/28	7.180
Gulfport, MS	V	60,000	12/37	3.500

Total Mortgage Debt		1,459,336

Total Consolidated Debt		$5,591,014

			Wtd. Avg.	Wtd. Avg.
			Maturity	Interest Rate

Fixed Rate		$4,533,066	3.92 years	5.1%
Variable Rate		$1,057,948	4.05 years	5.3%

		$5,591,014	3.94 years	5.2%

Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Consolidated Debt
as of December 31, 2007 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount	First Call Date
Class G - 8.0%	$180,000	March 28, 2008
Class H - 7.375%	$205,000	July 28, 2008
Class I - 7.5%	$170,000	May 7, 2009

Notes:

F —	Fixed-Rate Debt V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized 2007 deferred finance cost amortization of approximately $10.1 million, net is offset by approximately $7.5 million of annualized fair market value adjustments in 2007.

2.	The LIBOR rate on $100 million of the $1.25 billion Revolving Credit Facility has been fixed at 4.942% through September 2010 via an interest rate swap. The spread on this $100 million borrowing was 0.495 % at December 31, 2007 resulting in a fixed rate of 5.437% on this borrowing.

3.	Secured term loan debt of $200 million has been converted to a fixed rate of 5.85% until June 28, 2010. Secured term loan debt of $100 million has been converted to a fixed rate of 5.63%. Secured term loan debt of $50 million has been converted to a fixed rate of 5.66%, and $50 million has been converted to a fixed rate of 5.67% until October 18, 2009. Secured term loan debt of $100 million has been converted to a fixed rate of 5.515% until February 20, 2012. The weighted average rate of all tranches, reflecting the rates fixed by interest rate swaps is 5.772%.

4.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $65.11 per share, however, this conversion price has been increased to $74.41 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

5.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.75 per share however, this conversion price has been increased to $87.21 per share through the purchase of a convertible note hedge. The principal balance on these notes is to be settled in cash.

6.	The company’s 50% joint venture with DDR Macquarie is consolidated within DDR’s accounts pursuant to FIN 46.

7.	The company’s 50% joint venture with David Berndt Interests is consolidated within DDR’s accounts pursuant to FIN 46.

8.	The company’s 67% joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts pursuant to EITF 04-05.
Summary of Consolidated Debt 6.1

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Joint Venture Debt
as of December 31, 2007

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
RVIP III B Deer Park, IL	F	$60,000		10/11	5.590

RVIP VII	V	72,120	(1)	04/08	Libor + 95

RVIP VIII	V	23,356		01/09	Libor + 100

DPG Realty Holdings, LLC Tonawanda, NY	F	5,391		05/17	7.630
Tonawanda, NY	F	4,848		06/21	7.660

DDRA Community Centers Five	F	280,000	(2)	08/10	5.295

Lennox Town Center Limited	F	1,000		06/17	6.440
Columbus, OH	F	26,000		06/17	5.640

Sun Center Limited	F	5,996		05/11	5.420
Columbus, OH	F	13,455		04/11	8.480

DOTRS LLC Macedonia, OH	F	21,000		08/11	6.050

Jefferson County Plaza, LLC Arnold, MO	V	3,735		08/08	Libor + 175

DDR Markaz II	F	150,480	(3)	11/14	5.147

Coventry II DDR Bloomfield	V	48,000		06/08	Libor + 125

Coventry II DDR Buena Park	V	61,000		03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000		06/08	Libor + 95

Coventry II DDR Marley Creek	V	10,750		07/10	Libor + 125

Coventry II DDR Merriam Village	V	18,539		06/08	Libor + 150

Coventry II DDR Montgomery Farm	V	45,000		07/10	Libor + 150

Coventry II DDR Phoenix Spectrum	V	46,000		01/09	Libor + 70

Coventry II DDR SM	V	84,725		01/08	Libor + 70
	V	32,695		01/08	Libor + 195.7

Coventry II DDR Totem Lakes	V	21,000		06/08	Libor + 110

Coventry II DDR Tri County	F	156,465		02/15	5.655
	F	11,883		02/15	10.304

Coventry II DDR Ward Parkway	V	36,000		08/08	Libor + 125

Coventry II DDR Westover Marketplace	V	20,570		07/09	Libor + 125
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Joint Venture Debt
as of December 31, 2007 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC	F	$736,559	(4)	03/17	5.4475
DDRTC Holdings Pool 3, LLC	F	555,034	(5)	03/12	5.480
DDRTC Holdings Pool 5, LLC	V	197,300	(6)	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700		05/09	4.372
Aiken Exchange	F	7,350		05/09	4.372
Oak Summit	F	8,200		06/09	4.272
Wytheville Commons	F	5,590		06/09	4.302
Heritage Pavilion	F	21,500		07/09	4.460
Columbiana Station	F	25,900		06/10	4.040
Warwick Center	F	16,939		06/10	4.130
Fayette Pavilion I & II	F	53,250		07/10	5.620
North Hill Commons	F	2,475		11/10	5.240
Cox Creek Shopping Center	F	14,414		03/12	7.090
Cypress Trace	F	16,000		04/12	5.000
Waterfront Marketplace	F	29,454		08/12	6.350
Waterfront Town Center	F	38,804		08/12	6.350
Creeks at Virginia Center	F	26,188		08/12	6.370
Willoughby Hills Shopping Center	F	14,480		07/18	6.980

Inland SAU Retail Fund, LLC
Blockbuster	F	993		10/10	4.890
Cascade Crossing	F	4,954		10/10	4.890
Hickory Flat Village	F	8,689		10/10	4.890
Flat Shoals Crossing	F	6,063		10/10	4.760
Deshon Plaza	F	6,038		10/10	4.760
Shops at John’s Creek	F	2,762		10/10	4.890
Waynesboro Commons	F	3,178		10/10	4.890
Brookhaven	F	10,397		12/10	4.890
Lewandowski Commons	F	12,465		03/11	5.770
South Square	F	12,597		10/12	5.060
North Hampton Market (Phase I & II)	F	10,501		10/12	5.080
The Point	F	15,800		10/12	5.640
Oakland Market Place	F	3,560		10/12	5.040
Crossroads Square	F	4,869		12/12	5.310
Cascade Corners	F	3,979		12/12	5.420
Hilander Village	F	9,404		12/12	5.410
Glenlake Plaza	F	8,234		12/12	5.440
Broadmoor Plaza	F	11,048		12/12	5.440
Milan Plaza	F	2,161		12/12	5.490
West Towne Commons	F	4,797		12/12	5.440
American Way	F	6,662		12/12	5.440
Kroger Junction	F	3,827		12/12	5.440
Kroger Plaza	F	1,806		12/12	5.440
Willowbrook Commons	F	6,998		03/13	5.410
Shoppes at Wendover II	F	14,382		04/13	5.060
Harper Hill Commons	F	10,350		04/13	5.790
Plaza at Carolina Forest	F	14,203		05/13	5.970
Alexander Pointe	F	5,129		08/13	5.920
Patterson Place	F	20,338		12/13	5.670
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007
Summary of Joint Venture Debt
as of December 31, 2007 (con’t)

		Mortgage
Property/Entity		Balance (000’s)		Maturity Date	Interest Rate
DDR Domestic Retail Fund I
DDR Domestic Retail Fund I	F	$885,000	(7)	07/17	5.600
Paradise Promenade, Davie, FL	F	6,400		06/09	4.322
Village Ctr, Racine, WI	F	13,200		04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075		06/10	4.685
Southampton Village, Tyrone, GA	F	6,700		05/11	4.663
Village Center Outlot, Racine, WI	F	2,070		07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250		08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628		12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000		12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355		01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155		12/12	5.001
Hilliard Rome, Columbus, OH	F	11,219		01/13	5.870
Boynton Beach, FL (Meadows Square)	F	3,445		07/13	6.720

TRT DDR Holdings I LLC	F	110,000	(8)	05/17	5.510

DDR MDT PS, LLC	F	86,000	(9)	07/13	6.004

DDR Macquarie (10)
$305 Million Revolving Credit Facility	V	237,400	(11)	04/10	Libor + 40
	F	9,100	(11)	04/10	3.938
	F	20,000	(11)	04/10	4.360

Secured Portfolio Financing	F	290,500	(12)	12/08	4.225
	V	50,000	(12)	12/08	Libor + 130
	F	165,250	(13)	06/09	4.180
	V	7,660	(13)	06/08	Libor + 84

BJ’s Clarence	F	4,528		03/22	7.070
Joann Transit	F	2,566		08/13	6.250
New Hartford Consumer Square	F	32,261		11/18	5.750
Birmingham, AL (Riverchase)	F	7,628		01/13	5.500

DDR Macquarie Longhorn Holdings	F	85,000	(14)	01/12	4.910

DDR Macquarie Longhorn Holdings II	F	157,250	(15)	04/10	4.822
	V	3,570	(15)	04/10	Libor + 85

DDR Macquarie Longhorn Holdings III	F	39,300	(16)	04/10	5.098

Total		$5,551,839

				Wtd. Avg. Maturity	Wtd. Avg. Interest Rate
Total Joint Venture Debt:
Fixed Rate		$4,516,420		5.90 years	5.3%
Variable Rate		$1,035,419		1.52 years	5.5%

		$5,551,839		5.08 years	5.4%

DDR’s Proportionate Share:
Fixed Rate		$860,498
Variable Rate		$173,574

		$1,034,072

Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007

Notes:

(1) Encumbers two shopping center properties located in California.

(2) Encumbers five shopping center properties as follows:
Ahwatukee, AZ	Maple Grove, MN	Eagan, MN
Phoenix, AZ	Portland, OR

(3) Encumbers thirteen shopping center properties as follows:
Orchard Park, NY	Warsaw, NY	Chillicothe, OH
Rochester, NY	Leroy, NY	Loganville, GA
Cheektowaga, NY	Jamestown, NY	Oxford, MS
Amherst, NY	Ontario, NY	Goodlettsville, TN
Irondequoit, NY

(4) Encumbers twenty five shopping center properties as follows:
Anderson Central (Anderson, SC)	Barrett Pavilion (Kennesaw, GA)
Boynton Commons (Boynton Beach, FL)	City Crossing (Warner Robins, GA)
Fayette Pavilion III & IV (Fayetteville, GA)	Gateway Market Center (St. Petersburg, FL)
Gateway Plaza (Jacksonville, NC)	Hiram Pavilion (Hiram, GA)
Marketplace at Mill Creek (Buford, GA)	Overlook at King of Prussia (King of Prussia, PA)
Sand Lake Corners (Orlando, FL)	Paradise Place (West Palm Beach, FL)
Stonecrest Marketplace (Lithonia, GA)	Pleasant Hill (Duluth, GA)
Universal Plaza (Lauderhill, FL)	River Ridge (Birmingham, AL)
Venture Pointe (Duluth, GA)	Sarasota Pavilion (Sarasota, FL)
Ward’s Crossing (Lynchburg, VA)	Sycamore Commons (Matthews, NC)
Winslow Bay Commons (Mooresville, NC)	Bartow Marketplace (Cartersville, GA)
Woodstock Square (Woodstock, GA)	Columbiana Station II (Columbia, SC)
Market Place (Ft. Myers, FL)

(5) Encumbers seventeen shopping center properties as follows:
Bellevue Place (Nashville, TN)	Village Crossing (Skokie, IL)
Capital Plaza (Wake Forest, NC)	Birkdale Village Retail & Apts (Huntersville, NC)
Carlisle Commons (Carlisle, PA)	CompUSA Retail Center (Newport News, VA)
Chesterfield Crossings (Richmond, VA)	Douglasville Pavilion (Douglasville, GA)
Commonwealth Center II (Richmond, VA)	Stonebridge Square (Roswell, GA)
Costco Plaza (White Marsh, MD)	Town & Country (Knoxville, TN)
Naugatuck Valley Shopping Center (Waterbury, CT)	Turkey Creek I (Knoxville, TN)
Newnan Pavilion (Newnan, GA)	Walks at Highwood Preserve I (Tampa, FL)
Suwannee Crossroads (Suwannee, GA)

(6) Encumbers twelve shopping center properties as follows:
Westside Centre (Huntsville, AL)	Chatham Crossing (Siler City, NC)
McFarland Plaza (Tuscaloosa, AL)	Southern Pines Marketplace (Southern Pines, NC)
Circuit City Plaza (Orlando, FL)	Alexander Place (Raleigh, NC)
Shoppes at Lake Mary (Lake Mary, FL)	Target Center (Columbia, SC)
Eisenhower Crossing I & II (Macon, GA)	Hillsboro Square (Deerfield Beach, FL)
Southlake Pavilion (Morrow, GA)
Goody’s Shopping Center (Augusta, GA)

(7) Encumbers fifty two shopping center properties as follows:
Aberdeen Square (Boynton Beach, FL)	Harundale Plaza (Glen Burnie, MD)
Creekwood Crossing (Bradenton, FL)	Largo Town Center (Upper Marlboro, MD)
Northlake Commons (Palm Beach Gardens, FL)	Fayetteville Pavilion (Fayetteville, NC)
Riverstone Plaza (Canton, GA)	Crossroads Plaza (Philadelphia, PA)
Casselberry Commons (Casselberry, FL)	Village Square at Golf (Boynton Beach, FL)
Bardmoor Shopping Center (Largo, FL)	Lakewood Ranch (Bradenton, FL)
Melbourne Shopping Center (Melbourne, FL)	Crystal Springs Shopping Center (Crystal River, FL)
West Oaks Towne Center (Orlando, FL)	Sheridan Square (Dania, FL)
Skyview Plaza (Orlando, FL)	Shoppes at Paradise Pointe (Fort Walton Beach, FL)
Midway Plaza (Tamarac, FL)	Citrus Hills (Hernando, FL)
Shoppes at New Tampa (Wesley Chapel, FL)	Paraiso Plaza (Hialeah, FL)
Market Square (Douglasville, GA)	Plaza Del Paraiso (Miami, FL)
Riverdale Shops (West Springfield, MA)	River Run (Miramar, FL)
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the year ended December 31, 2007

Notes: (con’t)

(7) Encumbers fifty two shopping center properties as follows: (con’t)
	Countryside (Naples, FL)	Meadowmont Village Center (Chapel Hill, NC)
	Shoppes of Golden Acres (New Port Richey, FL)	Clayton Corners (Clayton, NC)
	Conway Plaza (Orlando, FL)	Sexton Commons (Fuquay Varina, NC)
	Chickasaw Trails Shopping Center (Orlando, FL)	Rosedale Shopping Center (Huntersville, NC)
	Flamingo Falls (Pembroke Pines, FL)	Shops at Oliver’s Crossing (Winston-Salem, NC)
	Killearn Shopping Center (Tallahassee, FL)	Cofer Crossing (Tucker, GA)
	Southwood Plantation (Tallahassee, FL)	Oviedo Park Crossing (Oviedo, FL)
	Shoppes of Lithia (Valrico, FL)	Hilltop Plaza (Richmond, CA)
	Sharon Greens (Cumming, GA)	Springfield Commons (Toledo, OH)
	Hairston Crossing (Decatur, GA)	Derby Square (Grove City, OH)
	Shoppes of Ellenwood (Ellenwood, GA)	North Pointe Plaza (Tampa, FL)
	Clearwater Crossing (Flowery Branch, GA)	Highland Grove (Highland, IN)
	Shoppes at Lake Dow (McDonough, GA)	Apple Blossom Corners (Winchester, VA)

(8) Encumbers three shopping center properties as follows:
	Centerton Square (Mt. Laurel, NJ)	Beaver Creek Commons (Apex, NC)
Mt. Nebo Pointe (Pittsburgh, PA)

(9) Encumbers seven shopping center properties as follows:
	Shops at Turner Hill (Lithonia, GA)	McKinney Marketplace (McKinney, TX)
	Turner Hill Marketplace (Lithonia, GA)	Marketplace at Town Center (Mesquite, TX)
	Flatacres Marketcenter (Parker, CO)	Frisco Marketplace (Frisco, TX)
Overland Pointe Marketplace (Overland Park, KS)

(10)	The company’s 50% joint venture associated with the Mervyns Portfolio acquisition is not reflected as it is consolidated within DDR’s accounts pursuant to FIN 46.

(11) Encumbers ten shopping center properties as follows:
Canton, OH	St. Paul, MN	North Olmsted, OH
Brentwood, TN	Monaca, PA	Coon Rapids, MN
Merriam, KS	Plant City, FL	Winter Park, FL
Apopka, FL

(12) Encumbers seven shopping center properties as follows:
Independence, MO	Framingham, MA	Fairfax, VA
Schaumburg, IL	Atlanta, GA	Naples, FL
Marietta, GA

(13) Encumbers eight shopping center properties as follows:
Clarence, NY	Fayetteville, AR	Nashville, TN
Cheektowaga, NY	Erie, PA	Ashville, NC
Batavia, NY	Murfreesboro, TN

(14) Encumbers four shopping center properties as follows:
Pioneer Hills (Aurora, CO)	Harbison Court (Columbia, SC)
MacArthur Marketplace (Irving, TX)	Lakepointe Crossing (Lewisville, TX)

(15) Encumbers seven shopping center properties as follows:
Plainville Commons (Plainville, CT)	Shoppers World of Brookfield (Brookfield, WI)
Riverdale Village (Coon Rapids, MN)	Brown Deer Center (Brown Deer, WI)
Brandon Village (Brandon, FL)	Brown Deer Marketplace (Brown Deer, WI)
Brandon Plaza (Brandon, FL)

(16) Encumbers three shopping center properties as follows:
Grandville Marketplace (Grandville, MI)	Parker Pavilions (Parker, CO)
McDonough Marketplace (McDonough, GA)

Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2

Developers Diversified Realty Corporation
Quarterly financial Supplement
For the year ended December 31, 2007
Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of December 31, 2007
(000’s)

	2008 Payments	2009 Payments	2010 Payments	2011 Payments	2012 Payments	2013 Payments	2014 Payments	2015 Payments	2016 Payments	2017 Payments	Thereafter	Total
CONSOLIDATED DEBT
Property Mortgages	$211,029	$144,858	$428,879	$202,782	$115,950	$85,311	$19,409	$29,653	$20,471	$14,059	$147,761	$1,420,162
Construction Loans	32,694	6,480	0	0	0	0	0	0	0	0	0	39,174
Public Debt	99,998	274,752	499,645	499,499	948,850	0	0	199,475	0	0	100,000	2,622,219

Subtotal	343,720	426,091	928,524	702,282	1,064,800	85,311	19,409	229,128	20,471	14,059	247,761	4,081,555

Revolving Credit Facilities & Term Loans (2)	0	0	0	709,459	800,000	0	0	0	0	0	0	1,509,459

Total Consolidated Debt	$343,720	$426,091	$928,524	$1,411,741	$1,864,800	$85,311	$19,409	$229,128	$20,471	$14,059	$247,761	$5,591,014

JOINT VENTURE DEBT
Total JV Debt	$546,406	$235,960	$1,256,119	$356,618	$852,625	$184,047	$159,910	$157,970	$7,369	$1,765,944	$28,870	$5,551,839
DDR’s Proportionate Share	87,589	35,352	289,157	92,205	133,011	18,791	31,533	28,156	1,029	313,033	4,215	1,034,072

Total Consolidated Debt & Proportionate Share JV Debt	$431,310	$461,443	$1,217,681	$1,503,946	$1,997,811	$104,101	$50,942	$257,284	$21,500	$327,092	$251,976	$6,625,086

Notes:
(1)	In situations where the company has options to extend the maturity of a loan, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at December 31, 2007 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million National City Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3

Developers Diversified Realty
Quarterly Financial Supplement
For the year ended December 31, 2007
Investor Information

Research Coverage

Banc of America Securities
Christine McElroy	(212) 847-5658

Citigroup Smith Barney
Jonathan Litt	(212) 816-0231
Ambika Goel	(212) 816-6981

Deutsche Bank Securities
Lou Taylor	(212) 250-4912
Christeen Kim	(415) 617-4221

Goldman Sachs
Jay Habermann	(917) 343-4260

Green Street Advisors
Jim Sullivan	(949) 640-8780
Nick Vedder	(949) 640-8780

Hilliard Lyons
Tony Howard	(502) 588-1142

Lehman Brothers
David Harris	(212) 526-1790
David Toti	(212) 526-2002

Merrill Lynch
Steve Sakwa	(212) 449-0335
Craig Schmidt	(212) 449-1944

JP Morgan
Michael Mueller	(212) 622-6689
Greg Stuart	(212) 622-5390

Morgan Stanley
Matthew Ostrower	(212) 761-6284
Vikram Malhotra	(212) 761-7064

RBC Capital Markets
Rich Moore	(216) 378-7625

UBS
Jeff Spector	(212) 713-6144
Lindsay Schroll	(212) 713-3402

Wachovia Securities
Jeff Donnelly	(617) 603-4262
Robert Laquaglia	(617) 603-4280
Corporate Headquarters

3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: (216) 755-5500
Fax: (216) 755-1500
Website: www.ddr.com
Investor Relations

Michelle M. Dawson
Phone: (216) 755-5455
Email: mdawson@ddr.com